                                                                    Exhibit 24.2

                            SECRETARY'S CERTIFICATE

     The undersigned hereby certifies in connection with the filing by Burns, Philp & Company Limited (ACN 000 000 359) (the "Company") and certain of its subsidiaries, including Burns Philp Capital Pty Limited (ACN 100 768 803) and Burns Philp Capital (U.S.) Inc. of a registration statement on Form F-4, for registration of U.S.$100 million aggregate principal amount of 9 1/2% Senior Notes due 2010, that she is the duly elected Secretary of the Company and that, as such, is duly authorized to, and does hereby, certify that attached hereto as Exhibit A are true and correct extracts of the resolution or resolutions, as the case may be, duly adopted by the Board of Directors of the Companies listed, on the dates set forth in, that Exhibit A, relating to certain powers of attorney filed with the Registration Statement, and further that said resolutions have not been modified or rescinded and are at the date of this Certificate in full force and effect.

     Where the relevant extract is written in a language other than English, an English summary or translation of that extract, as indicated thereon, has also been provided in Exhibit B in accordance with the rules and regulations of the United States Securities and Exchange Commission, which summary is included herewith for convenience and is not subject to the above certification.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Company as of the 30th day of July 2003.


                                             By: /s/ Helen D. Golding
                                                -----------------------------
                                                Name:  Helen D. Golding
                                                Title: Company Secretary &
                                                       Group Legal Counsel

                                   EXHIBIT A

POWER OF ATTORNEY

------------------------------------

THE COMPANIES LISTED IN SCHEDULE 1

POWER OF ATTORNEY
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

1.   Appointment............................................................  1

2.   Power and Authority....................................................  1

3.   Delegation.............................................................  1

4.   Ratification...........................................................  2

5.   Conflict of Interest...................................................  2

6.   Indemnity..............................................................  2

7.   Revocability...........................................................  2

8.   Attorney's personal liability..........................................  2

9.   Registration...........................................................  3

10.  Governing law..........................................................  3

     Schedule 1.............................................................  5

     Schedule 2.............................................................  7

Power of Attorney
--------------------------------------------------------------------------------

Date      27 May 2003

Parties

     1. Each Company named in Schedule 1 (each, a Principal)

IT IS DECLARED as follows.

1.   APPOINTMENT

     Each Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.   POWER OF AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal (in the case of a deed or Power of Attorney) and deliver the document or documents described in paragraph (b) of
          Schedule 2 (each a DOCUMENT) and any document ancillary to any Document (each an ADDITIONAL DOCUMENT) in each case in such form and substance and between such parties as may be approved by the Attorney (such approval to be evidenced conclusively by the Attorney's execution of the document) and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

Power of Attorney
-------------------------------------------------------------------------------

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.   REVOCABILITY

     The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this deed does not:

     (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is a partner or employed as to:

          (1)  that Attorney's authority to exercise the power; or

          (2)  the validity of this deed,

          but a person relying on this Power of Attorney in dealing with an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

Power of Attorney
_______________________________________________________________________________

     (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This deed is governed by the laws of New South Wales.

EXECUTED and delivered as a deed in Sydney.

THE COMMON SEAL of BURNS PHILP                        [Common Seal]
CAPITAL PTY LIMITED was affixed in the
presence of:


/s/ Thomas J. Degnan                    /s/ Helen D. Golding
------------------------------          --------------------------------
Director Signature                      Director/Secretary Signature


THOMAS J. DEGNAN                        HELEN D. GOLDING
------------------------------          --------------------------------
Print Name                              Print Name




THE COMMON SEAL of BURNS, PHILP &       [Burns, Philp & Company Limited Seal]
COMPANY LIMITED was affixed in the
presence of:


/s/ Thomas J. Degnan                    /s/ Helen D. Golding
------------------------------          --------------------------------
Director Signature                      Director/Secretary Signature


THOMAS J. DEGNAN                        HELEN D. GOLDING
------------------------------          --------------------------------
Print Name                              Print Name

                                                                   [COMMON SEAL]

Power of Attorney

--------------------------------------------------------------------------------

THE COMMON SEAL of BURNS PHILP CAMELLIA PTY LIMITED was affixed in the presence of:

/s/ Thomas J. Degnan                        /s/ Helen D. Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

Thomas J. Degnan                            Helen D. Golding
------------------------------------        ------------------------------------
Print Name                                  Print Name


                                                                   [COMMON SEAL]


THE COMMON SEAL of BURNS PHILP FOOD HOLDINGS PTY LIMITED was affixed in the presence of:

/s/ Thomas J. Degnan                        /s/ Helen D. Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

Thomas J. Degnan                            Helen D. Golding
------------------------------------        ------------------------------------
Print Name                                  Print Name


                                                                   [COMMON SEAL]

THE COMMON SEAL of BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED was affixed in the presence of:

/s/ Thomas J. Degnan                        /s/ Helen D. Golding
------------------------------------        ------------------------------------
Director Signature                          Director/Secretary Signature

Thomas J. Degnan                            Helen D. Golding
------------------------------------        ------------------------------------
Print Name                                  Print Name

Power of Attorney
--------------------------------------------------------------------------------
THE COMMON SEAL of BURNS PHILP FOOD
PROPERTIES PTY LIMITED was affixed in the          (COMMON SEAL)
presence of:


/s/ Thomas J. Degnan                       /s/ Helen D. Golding
--------------------------          ---------------------------------
Director Signature                  Director/Secretary Signature

   Thomas J. Degnan                          Helen D. Golding
--------------------------          ---------------------------------
Print Name                          Print Name


THE COMMON SEAL of BURNS PHILP FOOD
SERVICES PTY LIMITED was affixed in the            (COMMON SEAL)
presence of:


/s/ Thomas J. Degnan                       /s/ Helen D. Golding
--------------------------          ---------------------------------
Director Signature                  Director/Secretary Signature

    Thomas J. Degnan                           Helen D. Golding
--------------------------          ---------------------------------
Print Name                          Print Name



THE COMMON SEAL of BURNS PHILP SOUTH
AMERICA PTY LIMITED was affixed in the             (COMMON SEAL)
presence of:


/s/ Thomas J. Degnan                       /s/ Helen D. Golding
--------------------------          ---------------------------------
Director Signature                  Director/Secretary Signature

    Thomas J. Degnan                           Helen D. Golding
--------------------------          ---------------------------------
Print Name                          Print Name

Power of Attorney

-------------------------------------------------------------------------------

THE COMMON SEAL of BURNS PHILP
MIDDLE EAST PTY LIMITED was affixed in                   [Common Seal]
the presence of:



/s/ Thomas J. Degnan                          /s/ Helen D. Golding
--------------------------------              ----------------------------------
Director Signature                            Director/Secretary Signature


THOMAS J. DEGNAN                              HELEN D. GOLDING
--------------------------------              ----------------------------------
Print Name                                    Print Name





THE COMMON SEAL of BURNS PHILP
OVERSEAS HOLDINGS LIMITED was affixed in                 [Common Seal]
the presence of:


/s/ Thomas J. Degnan                          /s/ Helen D. Golding
--------------------------------              ----------------------------------
Director Signature                            Director/Secretary Signature


THOMAS J. DEGNAN                              HELEN D. GOLDING
--------------------------------              ----------------------------------
Print Name                                    Print Name





THE COMMON SEAL of BURNS PHILP
PAKISTAN PTY LIMITED was affixed in the                  [Common Seal]
presence of:


/s/ Thomas J. Degnan                          /s/ Helen D. Golding
--------------------------------              ----------------------------------
Director Signature                            Director/Secretary Signature


THOMAS J. DEGNAN                              HELEN D. GOLDING
--------------------------------              ----------------------------------
Print Name                                    Print Name

Power of Attorney
-------------------------------------------------------------------------------

THE COMMON SEAL of BURNS PHILP               [Burns Philp Technology and
TECHNOLOGY AND DEVELOPMENT PTY                Development Pty Limited Common
LIMITED was affixed in the presence of:       Seal]   A.C.N. 003 994 241


/s/ Thomas J. Degnan                         /s/ Helen D. Golding
------------------------------               ----------------------------------
Director Signature                           Director/Secretary Signature

THOMAS J. DEGNAN                             HELEN D. GOLDING
------------------------------               -----------------------------------
Print Name                                   Print Name



THE COMMON SEAL of BURNS PHILP               [Burns Philp Technology Pty Limited
TECHNOLOGY PTY LIMITED was affixed in        Common Seal] A.C.N. 061 602 506
the presence of:

/s/ Thomas J. Degnan                         /s/ Helen D. Golding
------------------------------               -----------------------------------
Director Signature                           Director/Secretary Signature

THOMAS J. DEGNAN                             HELEN D. GOLDING
------------------------------               -----------------------------------
Print Name                                   Print Name



THE COMMON SEAL of BURNS PHILP               [Burns Philp Treasury (Australia)
TREASURY (AUSTRALIA) LIMITED was affixed      Limited Common Seal]
in the presence of:                           A.C.N. 003 731 986



/s/ Thomas J. Degnan                         /s/ Helen D. Golding
------------------------------               -----------------------------------
Director Signature                           Director/Secretary Signature

THOMAS J. DEGNAN                             HELEN D. GOLDING
------------------------------               -----------------------------------
Print Name                                   Print Name

Power of Attorney

--------------------------------------------------------------------------------

THE COMMON SEAL of INDONESIAN YEAST
COMPANY PTY LIMITED was affixed in the          [COMMON SEAL]
presence of:

 /s/ Thomas J. Degnan                   /s/ Helen D. Golding
------------------------------         ------------------------------
Director Signature                     Director/Secretary Signature

 THOMAS J. DEGNAN                       HELEN D. GOLDING
------------------------------         ------------------------------
Print Name                             Print Name


THE COMMON SEAL of MAURI
FERMENTATION ARGENTINA PTY LIMITED              [COMMON SEAL]
was affixed in the presence of:

 /s/ Thomas J. Degnan                   /s/ Helen D. Golding
------------------------------         ------------------------------
Director Signature                     Director/Secretary Signature

 THOMAS J. DEGNAN                       HELEN D. GOLDING
-----------------------                ------------------------------
Print Name                             Print Name


THE COMMON SEAL of MAURI
FERMENTATION BRAZIL PTY LIMITED was             [COMMON SEAL]
affixed in the presence of:

 /s/ Thomas J. Degnan                   /s/ Helen D. Golding
------------------------------         ------------------------------
Director Signature                     Director/Secretary Signature

 THOMAS J. DEGNAN                       HELEN D. GOLDING
-----------------------                ------------------------------
Print Name                             Print Name

Power of Attorney
-------------------------------------------------------------------------------

THE COMMON SEAL of MAURI
FERMENTATION CHILE PTY LIMITED was             [COMMON SEAL]
affixed in the presence of:


/s/ Thomas J. Degnan                     /s/ Helen D. Golding
-------------------------------------    ---------------------------------------
Director Signature                       Director/Secretary Signature

THOMAS J. DEGNAN                         HELEN D. GOLDING
-------------------------------------    ---------------------------------------
Print Name                               Print Name



THE COMMON SEAL of MAURI
FERMENTATION CHINA PTY LIMITED was             [COMMON SEAL]
affixed in the presence of:


/s/ Thomas J. Degnan                     /s/ Helen D. Golding
-------------------------------------    ---------------------------------------
Director Signature                       Director/Secretary Signature

THOMAS J. DEGNAN                         HELEN D. GOLDING
-------------------------------------    ---------------------------------------
Print Name                               Print Name


THE COMMON SEAL of MAURI
FERMENTATION INDIA PTY LIMITED was             [COMMON SEAL]
affixed in the presence of:


/s/ Thomas J. Degnan                     /s/ Helen D. Golding
-------------------------------------    ---------------------------------------
Director Signature                       Director/Secretary Signature

THOMAS J. DEGNAN                         HELEN D. GOLDING
-------------------------------------    ---------------------------------------
Print Name                               Print Name

Power of Attorney
--------------------------------------------------------------------------------

THE COMMON SEAL of MAURI
FERMENTATION INDONESIA PTY LIMITED was                [Common Seal]
affixed in the presence of:



/s/ Thomas J. Degnan                          /s/ Helen D. Golding
---------------------------------            -----------------------------------
Director Signature                            Director/Secretary Signature

Thomas J. Degnan                              Helen D. Golding
----------------------------                 -----------------------------------
Print Name                                   Print Name


THE COMMON SEAL of MAURI
FERMENTATION MALAYSIA PTY LIMITED was                 [Common Seal]
affixed in the presence of:



/s/ Thomas J. Degnan                          /s/ Helen D. Golding
---------------------------------            -----------------------------------
Director Signature                            Director/Secretary Signature

Thomas J. Degnan                              Helen D. Golding
----------------------------                 -----------------------------------
Print Name                                   Print Name


THE COMMON SEAL of MAURI
FERMENTATION PHILIPPINES PTY LIMITED was              [Common Seal]
affixed in the presence of:



/s/ Thomas J. Degnan                          /s/ Helen D. Golding
---------------------------------            -----------------------------------
Director Signature                            Director/Secretary Signature

Thomas J. Degnan                              Helen D. Golding
----------------------------                 -----------------------------------
Print Name                                   Print Name

Power of Attorney
--------------------------------------------------------------------------------
THE COMMON SEAL of MAURI                                     [COMMON SEAL]
FERMENTATION VIETNAM PTY LIMITED was
affixed in the presence of:

/s/ Thomas J. Degnan                          /s/ Helen D. Golding
------------------------------------          ----------------------------------
Director Signature                            Director/Secretary Signature

THOMAS J. DEGNAN                              HELEN D. GOLDING
------------------------------------          ----------------------------------
Print Name                                    Print Name



THE COMMON SEAL of MAURI YEAST                               [COMMON SEAL]
AUSTRALIA PTY LIMITED was affixed in the presence of:

/s/ Thomas J. Degnan                          /s/ Helen D. Golding
------------------------------------          ----------------------------------
Director Signature                            Director/Secretary Signature

THOMAS J. DEGNAN                              HELEN D. GOLDING
------------------------------------          ----------------------------------
Print Name                                    Print Name


THE COMMON SEAL of BPC 1 PTY LIMITED                         [COMMON SEAL]
was affixed in the presence of:

/s/ Thomas J. Degnan                          /s/ Helen D. Golding
------------------------------------          ----------------------------------
Director Signature                            Director/Secretary Signature

THOMAS J. DEGNAN                              HELEN D. GOLDING
------------------------------------          ----------------------------------
Print Name                                    Print Name

Power of Attorney
--------------------------------------------------------------------------------
THE COMMON SEAL of BURNS PHILP                               [COMMON SEAL]
AUSTRALIA PTY LIMITED was affixed in the presence of:

/s/ Thomas J. Degnan                          /s/ Helen D. Golding
------------------------------------          ----------------------------------
Director Signature                            Director/Secretary Signature

THOMAS J. DEGNAN                              HELEN D. GOLDING
------------------------------------          ----------------------------------
Print Name                                    Print Name



THE COMMON SEAL of BURNS PHILP FOOD                          [COMMON SEAL]
OVERSEAS INVESTMENTS PTY LIMITED was
affixed in the presence of:

/s/ Thomas J. Degnan                          /s/ Helen D. Golding
------------------------------------          ----------------------------------
Director Signature                            Director/Secretary Signature

THOMAS J. DEGNAN                              HELEN D. GOLDING
------------------------------------          ----------------------------------
Print Name                                    Print Name

Power of Attorney

-------------------------------------------------------------------------------

SCHEDULE 1

1. Burns Philp Capital Pty Limited (ABN 100 768 803), incorporated in New South Wales, of Level 23, 56 Pitt Street, Sydney, New South Wales.

2. Burns Philp & Company Limited (ACN 65 000 000 359), incorporated in New South Wales, of Level 23, 56 Pitt Street, Sydney, New South Wales.

3. Burns Philp Camellia Pty Limited (ACN 003 925 040) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

4. Burns Philp Food Holdings Pty Limited (ACN 000 003 010) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

5. Burns Philp Food Overseas Holdings Limited (ACN 000 010 711) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

6. Burns Philp Food Properties Pty Limited (ACN 008 443 856) incorporated in the Australian Capital Territory of Level 23, 56 Pitt Street, Sydney, New South Wales.

7. Burns Philp Food Services Pty Limited (ACN 003 994 250) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

8. Burns Philp South America Pty Limited (ACN 072 208 309) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

9. Burns Philp Middle East Pty Limited (ACN 077 288 021) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

10. Burns Philp Overseas Holdings Limited (ACN 004 474 551) incorporated in Victoria of Level 23, 56 Pitt Street, Sydney, New South Wales.

11.  Burns Philp Pakistan Pty Limited (ACN 068 581 653) incorporated in
     New South Wales, of Level 23, 56 Pitt Street, Sydney, New South Wales.

12. Burns Philp Technology and Development Pty Limited (ACN 003 994 241) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

13. Burns Philp Technology Pty Limited (ACN 061 602 506) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

14. Burns Philp Treasury (Australia) Limited (ACN 003 731 986) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

15. Indonesian Yeast Company Pty Limited (ACN 061 753 026) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

Power of Attorney
--------------------------------------------------------------------------------

16. Mauri Fermentation Argentina Pty Limited (ACN 003 994 312) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

17. Mauri Fermentation Brazil Pty Limited (ACN 060 142 038) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

18. Mauri Fermentation Chile Pty Limited (ACN 061 325 157) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

19. Mauri Fermentation China Pty Limited (ACN 051 675 775) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

20. Mauri Fermentation India Pty Limited (ACN 063 797 759) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

21. Mauri Fermentation Indonesia Pty Limited (ACN 001 515 617) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

22. Mauri Fermentation Malaysia Pty Limited (ACN 051 611 628) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

23. Mauri Fermentation Philippines Pty Limited (ACN 068 581 493) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

24. Mauri Fermentation Vietnam Pty Limited (ACN 066 107 426) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

25. Mauri Yeast Australia Pty Limited (ACN 003 853 656) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

26. BPC 1 Pty Limited (ACN 101 665 918) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

27. Burns Philp Australia Pty Limited (ACN 101 664 082) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

28. Burns Philp Food Overseas Investments Pty Limited (ACN 101 664 840) incorporated in New South Wales of Level 23, 56 Pitt Street, Sydney, New South Wales.

Power of Attorney
-------------------------------------------------------------------------------

SCHEDULE 2

(a)  ATTORNEYS

     NAME               ADDRESS

     Thomas Degnan      Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding      Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli        Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk         Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West        Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty       8 California Street, #600, San Francisco, CA 94111,
                        United States of America

     Herb Blum          240 Larkin Williams Industrial Court, Fenton, MO 63026,
                        United States of America

     Elizabeth Vuong    Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly       MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell    MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden     MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen       MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney
-------------------------------------------------------------------------------

(b)  DOCUMENTS

1. Purchase Agreement between Burns Philp Capital Pty Limited (ISSUER) (and, if applicable, any co-issuer or co-obligor), the guarantors (including, except in the case of the Issuer, the Principal) described therein (GUARANTORS) and the initial purchaser or purchasers described therein (INITIAL PURCHASER(S)) relating to an issue of Senior Notes or Senior Subordinated Notes by the Issuer (and, if applicable, any co-issuer or co-obligor) (NOTES).

2. Registration Rights Agreement between the Issuer (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s) relating to the Notes.

3. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the trustee(s) described therein (TRUSTEE) relating to the Notes; or any instrument ratifying and confirming the entry by the Principal into the Indenture dated 21 June 2002 between the Issuer, the guarantors described therein and The Bank of New York as trustee or any supplemental indenture relating thereto.

4. The Notes and any notes (EXCHANGE NOTES) to be offered or issued in exchange therefore on the terms set forth in the relevant Indenture.

5. Any document constituting, evidencing or affirming any guarantee (whether on a senior or a senior subordinated basis) by a Guarantor of the Notes (NOTE GUARANTEE) on the terms set forth in the relevant Indenture.

6. Any document constituting, evidencing or affirming any guarantee (whether on a senior or a senior subordinated basis) by a Guarantor of the Exchange Notes (EXCHANGE NOTE GUARANTEE) on the terms set forth in the relevant Indenture or the Registration Rights Agreement.

7. Any Exchange Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Exchange Securities as defined below.

8. Any Shelf Registration Statement by the Issuer (and, if applicable, any co-issuer or co-obligor) and each Guarantor in relation to the Original Securities as defined below.

9. Any applications, declarations or other instruments necessary or (in the opinion of the relevant Attorney) advisable to obtain any order or approval of the United States Securities Exchange Commission or any other relevant regulatory authority in connection with the Notes and the accompanying Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

Power of Attorney

--------------------------------------------------------------------------------

10. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or (in the opinion of the relevant Attorney) advisable to qualify or register for sale the Original Securities or the Exchange Securities in any state or states of the United States.

11. Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

12. Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

13. Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

14. Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

15. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

POWER OF ATTORNEY
--------------------------------------


THE COMPANIES LISTED IN SCHEDULE I




Additional Notes

TABLE OF CONTENTS



1.   Appointment ................................................... 1

2.   Power and Authority ........................................... 1

3.   Delegation .................................................... 1

4.   Ratification .................................................. 2

5.   Conflict of Interest .......................................... 2

6.   Indemnity ..................................................... 2

7.   Revocability .................................................. 2

8.   Attorney's personal liability ................................. 2

9.   Registration .................................................. 2

10.  Governing Law ................................................. 3

     Schedule 1 .................................................... 4
     Schedule 2 .................................................... 5

DATE   May 23, 2003

PARTIES

       I. Burns Philp Ecuador S.A.

IT IS DECLARED as follows,

1.  APPOINTMENT

    Each Principal appoints Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philp West, George Petty, Herb Blum, Elizabeth Vuong, Justin Pelly, Melita Cottrel, Patrick Lowden, Tuyet Nguyen, each person named in paragraph
    (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.  POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following,

    (a) Make, sign, execute, seal (in the case of a deed or Power of Attorney) and deliver the document or documents described in paragraph (b) of
         Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

    (b) Supplement, make alterations to and complete any blanks in any Document.

    (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.  DELEGATION

    An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney.

4.  RATIFICATION

    The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.  CONFLICT OF INTEREST

    An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

    (a)  interested in the Document or Additional Document or thing; or

    (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.  INDEMNIFY

    The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.  REVOCABILITY

    The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.  ATTORNEY'S PERSONAL LIABILITY

    The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employee, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.  REGISTRATION

    The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of the Republic of Ecuador.

EXECUTED and delivered as a Power of Attorney in Quito.

Burns Philp Ecuador S.A.


/s/ Luis Valenzuela
----------------------------
Luis Valenzuela
General Manager

Schedule 1

BURNS PHILP ECUADOR S.A.

SCHEDULE 2

(a)  ATTORNEYS

          NAME                ADDRESS

          Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales
          Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales
          Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales
          Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales
          Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales
          George Petty        8 California Street, #600, San Francisco, CA
                              94111, United State of America
          Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                              63026, United States of America
          Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales
          Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales
          Melita Cottrell MLC Centre, Martin Place, Sydney, New South Wales Patrick Lowden MLC Centre, Martin Place, Sydney, New South Wales
          Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis)(the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities on the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

Power of Attorney
_______________________________________________________________________________



The Companies listed in Schedule 1





Additional Notes

Power of Attorney

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1.   Appointment...................................................   1

2.   Power and Authority...........................................   1

3.   Delegation....................................................   1

4.   Ratification..................................................   1

5.   Conflict of Interest..........................................   2

6.   Indemnity.....................................................   2

7.   Revocability..................................................   2

8.   Attorney's personal liability.................................   2

9.   Registration..................................................   2

10.  Governing law.................................................   2
     Schedule 1....................................................   5
     Schedule 2....................................................   7
     Schedule 3....................................................  10

Power of Attorney
-------------------------------------------------------------------------------

DATE

PARTIES

     1.   Each Company named in Schedule 1 (each, a Principal)

It is declared as follows.

1.   APPOINTMENT

     Each Principal appoints each person named in paragraph (a) of Schedule 2 (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following:

     (a) Make, sign, execute, seal (in the case of a deed or Power of Attorney) and deliver the document or documents described in paragraph (b) of
          Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the option of the Attorney, may be necessary or incidental to any transaction of dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney.

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney
_______________________________________________________________________________


5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)       interested in the Document or Additional Document or thing; or

     (b) connected with a person who is in way interested in the Document or Additional Document or thing.

     Each Attorney is hereby exempted from the restrictions of self-dealing pursuant to Section 181 German Civil Code (BGB).

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by German law.

Power of Attorney

--------------------------------------------------------------------------------

EXECUTED and delivered in Hamburg.

/s/ JOHN MCKENNA
----------------------
John McKenna

POWER OF ATTORNEY

--------------------------------------------------------------------------------

SCHEDULE 1

Burns Philip Deutschland GmbH

Burns Philip Deutschland Grundbesitz GmbH

Burns Philip Deutschland Export Nahrungsmittel-Vertriebsgesellschaft mbH

Deutsche Hefewerke GmbH & Co. OHG

Deutsche Hefewerke Verwaltungs GmbH

POWER OF ATTORNEY

--------------------------------------------------------------------------------

SCHEDULE 2

(a) ATTORNEYS

    NAME                   ADDRESS

    Thomas Degnan          Level 23, 56 Pitt Street, Sydney, New South Wales

    Helen Golding          Level 23, 56 Pitt Street, Sydney, New South Wales

    Allen Hugli            Level 23, 56 Pitt Street, Sydney, New South Wales

    Greg Quirk             Level 23, 56 Pitt Street, Sydney, New South Wales

    Philip West            Level 23, 56 Pitt Street, Sydney, New South Wales

    George Petty           8 California Street, #600, San Francisco, CA 94111
                           United States of America

    Herb Blum              240 Larkin Williams Industrial Court, Fenton, MO
                           63026, United States of America

    Elizabeth Vuong        Level 23, 56 Pitt Street, Sydney, New South Wales

    Justin Pelly           MLC Centre, Martin Place, Sydney, New South Wales

    Melita Cottrell        MLC Centre, Martin Place, Sydney, New South Wales

    Patrick Lowden         MLC Centre, Martin Place, Sydney, New South Wales

    Tuyet Nguyen           MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

--------------------------------------------------------------------------------

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

Power of Attorney

--------------------------------------------------------------------------------

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

Power of Attorney

--------------------------------------------------------------------------------

Burns Philp Food Limited






Additional Notes

Power of Attorney

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1.  Appointment ...............................................    1
2.  Power and Authority .......................................    1
3.  Delegation ................................................    1
4.  Ratification ..............................................    1
5.  Conflict of Interest ......................................    2
6.  Indemnity .................................................    2
7.  Revocability ..............................................    2
8.  Attorney's personal liability .............................    2
9.  Registration ..............................................    2
10. Governing law .............................................    2
    Schedule 1 ................................................    4

Power of Attorney

--------------------------------------------------------------------------------

DATE    May 26, 2003

PARTIES

     1. BURNS PHILP FOOD LIMITED a company incorporated under the laws of Canada having its principal place of business at 31 Airlie Street, Lasalle, Quebec, Canada, H8R 1Z8 (the PRINCIPAL)



IT IS DECLARED as follows.

     1. APPOINTMENT

        The Principal appoints each person named in paragraph (a) of Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

     2. POWER AND AUTHORITY

     Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

        (a) Make, sign, execute, seal (where applicable) and deliver the document or documents described in paragraph (b) of Schedule 1 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

        (b) Supplement, make alterations to and complete any blanks in any Document.

        (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

     3. DELEGATION

        An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

     4. RATIFICATION

        The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney

--------------------------------------------------------------------------------

5.       CONFLICT OF INTEREST

         An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

         (a)      interested in the Document or Additional Document or thing; or

         (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.       INDEMNITY

         The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.       REVOCABILITY

         The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.       ATTORNEY'S PERSONAL LIABILITY

         The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.       REGISTRATION

         The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.      GOVERNING LAW

         This deed is governed by the laws of the Province of Ontario and the laws of Canada applicable in that province.

Power of Attorney

--------------------------------------------------------------------------------

EXECUTED and delivered as a deed in Fenton, Missouri.

BURNS PHILP FOOD LIMITED

/s/ FRANK H. SCHOONYOUNG
------------------------------------------
Signature


Frank H. Schoonyoung, Vice President
------------------------------------------
Print Name

Power of Attorney

-------------------------------------------------------------------------------

SCHEDULE 1

(a)  ATTORNEYS

     NAME                ADDRESS

     Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty        8 California Street, #600, San Francisco, CA 94111,
                         United States of America

     Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                         63026, United States of America

     Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

-------------------------------------------------------------------------------

(b) DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Additional Senior Subordinated Note Guarantee or Senior Note Guarantee (defined as the NEW GUARANTEE in the Resolutions of the Sole Shareholder of Burns Philp Food Limited dated as of May 26, 2003) on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes (defined as the NEW NOTES in the Resolutions of the Sole Shareholder of Burns Philp Food Limited dated as of May 26, 2003) and the accompanying Additional Senior Subordinated Note Guarantee or Senior Note Guarantee (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantee (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

Power of Attorney

------------------------------------------------------------------------------

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

             WRITTEN RESOLUTIONS OF THE BOARD OF MANAGING DIRECTORS

               OF BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V.

THE UNDERSIGNED,

together being all of the members of the board of managing directors (Directie, hereinafter the "Board") of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Amsterdam, The Netherlands and its registered office at De Boelelaan 7, OFFICIA I, 1083 HJ Amsterdam, The Netherlands and being registered with the Chamber of Commerce in Amsterdam, The Netherlands under number 33259411 (the "COMPANY") and acting in such capacity;

WHEREAS:

(A) on 21 June 2002 Burns Philp Capital Pty Limited, an Australian corporation (the "ISSUER"), issued senior subordinated notes for 9 3/4% USD 400,000,000 due 2012 pursuant to an indenture dated June 21, 2002 among the Issuer, Burns, Philp & Company Limited, an Australian corporation (the "PARENT") and certain of its subsidiaries including the Company, (collectively, the "GUARANTORS" and each a "GUARANTOR"), and The Bank of New York, as trustee (the "INDENTURE");

(B)  it is envisaged that new notes up to USD 150,000,000 will be issued either
     (i) on a senior basis or (ii) on a senior subordinated basis (the "NOTES"), as determined in the discretion of a committee of the board of directors of Burns, Philp & Company Limited (the "PARENT") comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE");

(C) it is envisaged that the Notes will be sold in a private placement by the Issuer (and, if determined to be necessary by The Pricing Committee, by a co-issuer or co-obligor (the "CO-ISSUER")) subject to the terms determined to be necessary by the Pricing Committee;

(D) the Notes will be issued either (i) as additional debt securities pursuant to the Indenture, or (ii) pursuant to a new indenture among the Issuer (and, if applicable, the Co-Issuer), the Company, the Guarantors and the trustee named therein (the "NEW INDENTURE"), as determined in the discretion of the Pricing Committee;

(E) in either case under (B) (whether the notes will be issued on a senior or senior subordinated basis) and in either case under (D) (whether the Notes will be issued under the Indenture or under the New Indenture), Guarantors are, or will be, required to jointly and severally, fully and unconditionally, guarantee on either senior or senior subordinated basis the Issuer's (and, if applicable, the Co-Issuer's) obligations under the Notes (the "NOTE GUARANTEE");

     (F) in its discretion, in connection with the Note Guarantee, in the determination of the Pricing Committee in its discretion that will take place on 28 May 2003 (or such earlier or later date as may actually be the case), the Company becomes a party to:

          (i) one or more of the documents listed in the annex hereto (hereafter the "ANNEX") to which the Company is expressed or envisaged to be or to become a party; and

          (ii) any further documents, deeds, instruments, agreements, notices, acknowledgements, registrations, letter agreements, memoranda, statements and certificates as may be ancillary, necessary, required or useful in connection with the documents listed in the Annex and/or the transactions envisaged thereby;

          (the documents, agreements and other instruments referred to under (i) and (ii) above together the "DOCUMENTS" and each a "DOCUMENT" and the Documents themselves and the Documents as the same may have already been amended or adapted or may be amended or adapted on or after the date hereof, together hereafter referred to as the "INSTRUMENTS" or each an "INSTRUMENT");

     (G) the proceeds received on the Notes may be used (i) to repay and refinance the outstanding principal amount of the Parent's
          USD 65,000,000 tranche of its USD 335,000,000 secured senior term loan financing and (ii) for working capital and other general corporate purposes;

     (H) the undersigned have carefully considered all Documents which could be relevant for the Company and the transactions contemplated thereby and all other Instruments available in any form on the date hereof, taking into account all relevant facts and circumstances;

     (I) insofar as any of the undersigned would have a conflict of interest in respect of the entering into, execution, delivery or performance of the Instruments and the transactions contemplated thereby, article 12 paragraph 2 of the articles of association of the Company still permits the undersigned to represent the Company in respect of the Instruments and the transactions contemplated thereby and each of the undersigned by the shareholders of the Company under a shareholders resolution dated on or about the date hereof, made by the shareholders in respect of the authority vested in them by virtue of Article 2:256 of the Dutch Civil Code, are authorised to represent the Company in respect of the Instruments and the transactions contemplated thereby; and the undersigned execute this board resolution (a) pro se in their capacity as members of the board of managing directors of the Company and (b) in their capacity of such mandatory (as relevant);

     (J) according to the articles of association of the Company the approval of the shareholders of the Company may be required in connection with certain of the matters contemplated by the resolutions set out herein and such approval was duly obtained on or about the date hereof; and

     (K) pursuant to article 11 paragraph 5 of the articles of association of the Company, the undersigned are authorised to adopt resolutions without a board meeting having to be convened provided that all of the Company's managing directors have submitted their support to such decisions in writing,

HEREBY RESOLVE:

1. that the Company enter into, execute, deliver and perform the Instruments and the transactions contemplated thereby; and

2. to appoint the Attorneys (as defined below) on the terms and conditions set out below,

AND HEREBY FURTHERMORE, ACTING ON BEHALF OF THE COMPANY:

(i)     irrevocably authorise (i) each of the managing directors of the Company,
        (ii) each of Thomas Degnan (for the avoidance of doubt also as authorised representative in the United States and agent for service to be named in registration statements in relations to the Instruments (where relevant)), Helen Golding, Allen Hugli, Greg Quirk, Philip West, George Petty, Herb Blum, Elizabeth Vuong, Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen and (iii) each of the managing directors of Equity Trust Co. N.V. (the "ATTORNEYS" and each an "ATTORNEY"), when acting individually and with full power of substitution, to negotiate, amend, adapt, waive, sign, execute, deliver and (where relevant) perform for and on behalf of the Company the Instruments (including but not limited to all documents or instruments necessary, appropriate or desirable to enable the Company to comply with the Securities Act, other federal and state securities laws and other applicable United States and other laws in connection with the Instruments) in such forms as any Attorney may approve (such approval to be conclusively evidenced by an Attorney's execution thereof) and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of any Attorney in connection with or for the purpose of the entering into, execution, delivery or performance of the Instruments and the entering into and performance of the transactions contemplated thereby (the "POWER OF ATTORNEY");

(ii) covenant and agree to indemnify and to hold harmless each Attorney and persons designated by any Attorney from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with the Power of Attorney;

(iii) declare that the Power of Attorney has also been granted for the benefit of other persons a party to any Instrument and shall be irrevocable, shall be governed by and construed in accordance with the laws of The Netherlands;

(iv) declare that this appointment also applies to situations where one of the Attorneys also acts as the Company's counterparty or as representative of the Company's counterparty (Selbsteintritt);

(v) declare that the Power of Attorney expressly includes (a) the authority for each Attorney to delegate his or her authority thereunder in part or in whole to one or more sub-attorneys by way of a written sub power of attorney (ondervolmacht) and (b) to cancel or postpone the entering into, delivery, signing or performance of any Instrument; and

(vi) undertake, when so requested, that the Company will ratify and confirm whatever any one of the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to such Attorney hereunder,

AND HEREBY FINALLY:

1. confirm that they deem the entering into, signing, execution, delivery and performance of the Instruments to be (i) in the best corporate interest of the Company and conducive to the realisation of and useful in connection with the corporate objects of the Company and (ii) not prejudicial to the interests of (present and future) creditors of the Company;

2. confirm that they do not have a personal conflict of interest with the Company in respect of the entering into and performance of the Instruments and in respect of the transactions contemplated thereby;

3. confirm that to the best of their knowledge at the date hereof no resolution has been adopted concerning the statutory merger (juridische fusie) or division (splitsing), in both cases involving the Company as disappearing entity, or the voluntary liquidation (ontbinding) of the Company or the filing of a request for its bankruptcy (faillissement) or for a suspension of payments (surseance van betaling) and that the Company has not received a notice from the Amsterdam Chamber of Commerce concerning its dissolution under Article 2:19a of the Dutch Civil Code;

4. certify that at the date hereof (i) the Company does not have a work council (ondernemingsraad) and no Dutch central works council (centrale ondernemingsraad) or similar body with jurisdiction over the transactions as envisaged by the Instruments and (ii) there is not a legal requirement to have the same as the Company does not have employees;

5. ratify and confirm any Instruments already executed, delivered or entered into at the date hereof; and

6. confirm that this resolution may be executed in any number of counterparts and by way of facsimile exchange of executed signature pages, all of which taken together shall constitute one and the same resolution.

All resolutions contained herein were unanimously resolved and all legal acts hereby made or constituted were made unanimously and these written resolutions shall have immediate effect.

Signed for and on behalf of
EQUITY TRUST CO. N.V.


/s/ R.G.A. de SCHULTER
---------------------------
Name:   R.G.A. de Schulter
Title:  Managing Director
Date:   27 May 2003



/s/ J.G. MCKENNA                         /s/ L.E. WHEELER
---------------------------              ---------------------------
Name:   J.G. McKenna                     Name:   L.E. Wheeler
Title:  Managing Director                Title:  Managing Director
Date:   27 May 2003                      Date:   27 May 2003



/s/ J.T. LYNCH
---------------------------              ---------------------------
Name:   J.T. Lynch                       Name:   A.P. Hugli
Title:  Managing Director                Title:  Managing Director
Date:   27 May 2003                      Date:   __ May 2003

Signed for and on behalf of
EQUITY TRUST CO. N.V.



---------------------------
Name:
     ----------------------
Title:  Managing Director
Date:      May 2003




---------------------------              ---------------------------
Name:   J.G. McKenna                     Name:   L.E. Wheeler
Title:  Managing Director                Title:  Managing Director
Date:      May 2003                      Date:      May 2003



                                         /s/ A.P. HUGLI
---------------------------              ---------------------------
Name:   J.T. Lynch                       Name:   A.P. Hugli
Title:  Managing Director                Title:  Managing Director
Date:      May 2003                      Date:   27 May 2003

                                     ANNEX


1. any indenture agreement, including the Note Guarantee, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and the Trustee;

2. a purchase agreement, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and each Initial Purchaser (as defined therein);

3. a registration rights agreement, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and each Initial Purchaser (as defined therein);

4. a registration statement or an amendment to the existing registration statement covering debt securities identical in all material respects to the Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Notes; and

5. a shelf registration statement or an amendment to any then existing shelf registration statement to register the Notes and the accompanying Note Guarantee.

             WRITTEN RESOLUTIONS OF THE BOARD OF MANAGING DIRECTORS
                     OF BURNS PHILIP TREASURY (EUROPE) B.V.


THE UNDERSIGNED,

together being all of the members of the board of managing directors (Directie, hereinafter the "BOARD") of BURNS PHILP TREASURY (EUROPE) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelifkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) at Wapenveld, The Netherlands and its registered office at De Boelelaan 7 OFFICIA I, 1083 HJ Amsterdam, The Netherlands and being registered with the Chamber of Commerce in Amsterdam, The Netherlands under number 33256930 (the "Company") and acting in such capacity;

WHEREAS:

(A) on 21 June 2002 Burns Philip Capital Pty Limited, an Australian corporation (the "ISSUER"), issued senior subordinated notes for 9 3/4% USD 400,000,000 due 2012 pursuant to an indenture dated June 21, 2002 among the Issuer, Burns, Philip & Company Limited, an Australian corporation (the "PARENT") and certain of its subsidiaries including the Company, (collectively, the "GUARANTORS" and each a "GUARANTOR"), and The Bank of New York, as trustee (the "INDENTURE");

(B) it is envisaged that new notes up to USD 150,000,000 will be issued either (i) on a senior basis or (ii) on a senior subordinated basis (the "NOTES"), as determined in the discretion of a committee of the board of directors of Burns, Philp & Company Limited (the "PARENT") comprising Graeme Hart and Thomas Degnan (the "PRICING COMMITTEE");

(C) it is envisaged that the Notes will be sold in a private placement by the Issuer (and, if determined to be necessary by The Pricing Committee, by a co-issuer or co-obligor (the "CO-ISSUER")) subject to the terms determined to be necessary by the Pricing Committee;

(D) the Notes will be issued either (i) as additional debt securities pursuant to the Indenture, or (ii) pursuant to a new indenture among the Issuer (and, if applicable, the Co-Issuer), the Company, the Guarantors and the trustee named therein (the "NEW INDENTURE"), as determined in the discretion of the Pricing Committee;

(E) in either case under (B) (whether the notes will be issued on a senior or senior subordinated basis) and in either case under (D) (whether the Notes will be issued under the Indenture or under the New Indenture), Guarantors are, or will be, required to jointly and severally, fully and unconditionally, guarantee on either senior or senior subordinated basis the Issuer's (and, if applicable, the Co-Issuer's) obligations under the Notes (the "NOTE GUARANTEE");

(F) in its discretion, in connection with the Note Guarantee, in the determination of the Pricing Committee in its discretion that will take place on 28 May 2003 (or such earlier or later date as may actually be the case), the Company becomes a party to:

         (i) one or more of the documents listed in the annex hereto (hereafter the "Annex") to which the Company is expressed or envisaged to be or to become a party; and

         (ii) any further documents, deeds, instruments, agreements, notices, acknowledgements, registrations, letter agreements, memoranda, statements and certificates as may be ancillary, necessary, required or useful in connection with the documents listed in the Annex and/or the transactions envisaged thereby;

         (the documents, agreements and other instruments referred to under (i) and (ii) above together the "Documents" and each a "Document" and the Documents themselves and the Documents as the same may have already been amended or adapted or may be amended or adapted on or after the date hereof, together hereafter referred to as the "Instruments" and each an "Instrument");

(G) the proceeds received on the Notes may be used (i) to repay and refinance the outstanding principal amount of the Parent's USD 65,000,000 tranche of its USD 335,000,000 secured senior term loan financing and (ii) for working capital and other general corporate purposes;

(H) the undersigned have carefully considered all Documents which could be relevant for the Company and the transactions contemplated thereby and all other Instruments available in any form on the date hereof, taking into account all relevant facts and circumstances;

(I) insofar as any of the undersigned would have a conflict of interest in respect of the entering into, execution, delivery or performance of the Instruments and the transactions contemplated thereby, article 12 paragraph 2 of the articles of association of the Company still permits the undersigned to represent the Company in respect of the Instruments and the transactions contemplated thereby and each of the undersigned, as special mandatory pursuant to the specific authority granted to each of the undersigned by the sole shareholder of the Company under a shareholders resolution dated on or about the date hereof made by the sole shareholder in respect of the authority vested in it by virtue of
         Article 2:256 of the Dutch Civil Code are authorized to represent the Company in respect of the Instruments and the transactions contemplated thereby; and the undersigned execute this board resolution (a) pro se in their capacity as members of the board of managing directors of the Company and (b) in their capacity of such mandatory (as relevant);

(J) according to the articles of association of the Company the approval of the shareholder of the Company is required in connection with certain of the matters contemplated by the resolutions set out herein and such approval was duly obtained on or about the date hereof;

(K) pursuant to article 11 paragraph 5 of the articles of association of the Company, the undersigned are authorized to adopt resolutions without a board meeting having to be convened provided that all of the Company's managing directors have submitted their support to such decisions in writing.

HEREBY RESOLVE:

1. that the Company enter into, execute, deliver and perform the Instruments and the transactions contemplated thereby; and

2. to appoint the Attorneys (as defined below) on the terms and conditions set out below,

AND HEREBY FURTHERMORE, ACTING ON BEHALF OF THE COMPANY:

(i)   irrevocably authorise (i) each of the managing directors of the Company,
      (ii) each of Thomas Degnan (for the avoidance of doubt also as authorised representative in the United States and agent for service to be named in registration statements in relations to the instruments (where relevant)) Helen Golding, Allen Hugli, Greg Quirk, Philip West, George Petty, Herb Blum, Elizabeth Vuong, Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen and (iii) each of the managing directors of Equity Trust Co. N.V. (the "Attorneys" and each an "Attorney"), when acting individually and with full power of substitution, to negotiate, amend, adapt, waive, sign, execute, deliver and (where relevant) perform for and on behalf of the Company the Instruments (including but not limited to all documents or instruments necessary, appropriate or desirable to enable the Company to comply with the Securities Act, other federal and state securities laws and other applicable United States and other laws in connection with the Instruments) in such forms as any Attorney may approve (such approval to be conclusively evidenced by an Attorney's execution thereof) and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of any Attorney in connection with or for the purpose of the entering into, execution, delivery or performance of the Instruments and the entering into and performance of the transactions contemplated thereby (the "Power of Attorney");

(ii) covenant and agree to indemnify and to hold harmless each Attorney and persons designated by any Attorney from and against any liability they or any one of them might incur for any steps taken by them or any one of them in connection with the Power of Attorney;

(iii) declare that the Power of Attorney has also been granted for the benefit of other persons a party to any Instrument and shall be irrevocable, shall be governed by and construed in accordance with the laws of The Netherlands;

(iv) declare that this appointment also applies to situations where one of the Attorneys also acts as the Company's counterparty or as representative of the Company's counterparty (Selbsteintritt);

(v) declare that the Power of Attorney expressly includes (a) the authority for each Attorney to delegate his or her authority thereunder in part or in whole to one or more sub-attorneys by way of a written sub power of attorney (ondervolmacht) and (b) to cancel or postpone the entering into, delivery, signing or performance of any Instrument; and

(vi) undertake, when so requested, that the Company will ratify and confirm whatever any one of the Attorneys shall lawfully do or cause to be done pursuant to the powers conferred to such Attorney hereunder,

AND HEREBY FINALLY:

1. confirm that they deem the entering into, signing, execution, delivery and performance of the Instruments to be (i) in the best corporate interest of the Company and conducive to the realisation of and useful in connection with the corporate objects of the Company and (ii) not prejudicial to the interests of (present and future) creditors of the Company;

2. confirm that they do not have a personal conflict of interest with the Company in respect of the entering into and performance of the Instruments and in respect of the transactions contemplated thereby;

3. confirm that to the best of their knowledge at the date hereof no resolution has been adopted concerning the statutory merger (juridische fusie) or division (splitsing), in both cases involving the Company as disappearing entity, or the voluntary liquidation (ontbinding) of the Company or the filing of a request for its bankruptcy (faillissement) or for a suspension of payments (surseance van betaling) and that the Company has not received a notice from the Amsterdam Chamber of Commerce concerning its dissolution under Article 2:19a of the Dutch Civil Code;

4. certify that at the date hereof (i) the Company does not have a works council (ondernemingsraad) and no Dutch central works council (centrale ondernemingsraad) or similar body with jurisdiction over the transactions as envisaged by the Instruments and (ii) there is no a legal requirement to have the same as the Company does not have employees;

5. ratify and confirm any Instruments already executed, delivered or entered into at the date hereof; and

6. confirm that this resolution may be executed in any number of counterparts and by way of facsimile exchange of executed signature pages, all of which taken together shall constitute one and the same resolution.

All resolutions contained herein were unanimously resolved and all legal acts hereby made or constituted were made unanimously and these written resolutions shall have immediate effect.

Signed for and on behalf of
EQUITY TRUST CO. N.V.


/s/ RG.A. de Schulter
----------------------------
Name:  RG.A. de Schulter
Title: Managing Director
Date:  27 May 2003


/s/ J.T. Lynch                        /s/ A.P. Hugli
----------------------------          ----------------------------
Name:  J.T. Lynch                     Name:  A.P. Hugli
Title: Managing Director              Title: Managing Director
Date:  27 May 2003                    Date:  27 May 2003


/s/ J.G. McKenna
-----------------------------
Name:  J.G. McKenna
Title: Managing Director
Date:  27 May 2003

                                     ANNEX


1. any indenture agreement, including the Note Guarantee, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and the Trustee;

2. a purchase agreement, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and each Initial Purchaser (as defined therein);

3. a registration rights agreement, by and between, inter alios, Burns Philp Capital Pty Limited (and, if applicable, the Co-Issuer), the Company, the Guarantors and each Initial Purchaser (as defined therein);

4. a registration statement or an amendment to the existing registration statement covering debt securities identical in all material respects to the Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTE GUARANTEE") and will be offered in exchange for the Notes; and

5. a shelf registration statement or an amendment to any then existing shelf registration statement to register the Notes and the accompanying Note Guarantee.

Power of Attorney

---------------------------------------

THE COMPANIES LISTED IN SCHEDULE 1

Additional Notes

POWER OF ATTORNEY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1.  Appointment ......................................................  1

2.  Power and Authority ..............................................  1

3.  Delegation .......................................................  1

4.  Ratification .....................................................  1

5.  Conflict of Interest .............................................  2

6.  Indemnity ........................................................  2

7.  Revocability .....................................................  2

8.  Attorney's personal liability ....................................  2

9.  Registration .....................................................  2

10. Governing law ....................................................  2

    Schedule 1 .......................................................  5

    Schedule 2 .......................................................  7

    Schedule 3 ....................................................... 10

Power of Attorney
--------------------------------------------------------------------------------

DATE 26 May 2003

PARTIES

         1. Each Company named in Schedule 1 (each, a PRINCIPAL)

IT IS DECLARED as follows.

1.       APPOINTMENT

         Each Principal appoints each person named in paragraph (a) of
         Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this deed.

2.       POWER AND AUTHORITY

         Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

         (a) Make, sign, execute, seal (in the case of a deed or Power of Attorney) and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

         (b) Supplement, make alterations to and complete any blanks in any Document.

         (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.       DELEGATION

         An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating to Attorneys apply to a sub-attorney.

4.       RATIFICATION

         The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this deed.

Power of Attorney
________________________________________________________________________________

5.       CONFLICT OF INTEREST

         An Attorney may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney is in any way:

         (a)      interested in the Document or thing; or

         (b) connected with a person who is in any way interested in the Document or thing.

6.       INDEMNITY

         The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.

7.       REVOCABILITY

         The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.       ATTORNEY'S PERSONAL LIABILITY

         The exercise by an Attorney of the powers and authorities conferred by this deed does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.       REGISTRATION

         The Principal shall, if necessary, register this deed wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this deed and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.      GOVERNING LAW

         This deed is governed by the laws of New Zealand.

Power of Attorney

--------------------------------------------------------------------------------
EXECUTED by each Principal as a deed poll.

BURNS PHILP (NEW ZEALAND) LIMITED BY:



/s/ Allen P. Hugli                           /s/ Richard P. Meagher
----------------------------------           ------------------------------
Director                                     Director

Allen P. Hugli                               Richard P. Meagher
----------------------------------           ------------------------------
Print Name                                   Print Name



GOODMAN FINANCE LIMITED BY:



/s/ Allen P. Hugli                           /s/ Thomas J. Degnan
----------------------------------           ------------------------------
Director                                     Director

Allen P. Hugli                               Thomas J. Degnan
----------------------------------           ------------------------------
Print Name                                   Print Name



NEW ZEALAND FOOD INDUSTRIES LIMITED
BY:



/s/ Allen P. Hugli                           /s/ Richard P. Meagher
----------------------------------           ------------------------------
Director                                     Director

Allen P. Hugli                               Richard P. Meagher
----------------------------------           ------------------------------
Print Name                                   Print Name

Power of Attorney

-------------------------------------------------------------------------------

SCHEDULE 1

Burns Philp (New Zealand) Limited

Goodman Finance Limited

New Zealand Food Industries Limited


                                                                        PAGE. 18

Power of Attorney

-------------------------------------------------------------------------------

SCHEDULE 2

(a)  ATTORNEYS

     NAME                          ADDRESS

     Thomas Degnan                 Level 23, 56 Pitt Street, Syndney, New South Wales
     Helen Golding                 Level 23, 56 Pitt Street, Syndney, New South Wales
     Allen Hugli                   Level 23, 56 Pitt Street, Syndney, New South Wales
     Greg Quirk                    Level 23, 56 Pitt Street, Syndney, New South Wales
     Philip West                   Level 23, 56 Pitt Street, Syndney, New South Wales
     George Petty                  8 California Street, #600, San Francisco, CA 94111,
                                   United States of America
     Herb Blum                     240 Larkin Williams Industrial Court, Fenton, MO
                                   63026, United States of America
     Elizabeth Vuong               Level 23, 56 Pitt Street, Syndney, New South Wales
     Justin Pelly                  MLC Centre, Martin Place, Sydney, New South Wales
     Melita Cottrell               MLC Centre, Martin Place, Sydney, New South Wales
     Patrick Lowden                MLC Centre, Martin Place, Sydney, New South Wales
     Tuyet Nguyen                  MLC Centre, Martin Place, Sydney, New South Wales


                                                                        PAGE. 19

Power of Attorney
--------------------------------------------------------------------------------

(b)      DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant Indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer and co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agents for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

Power of Attorney
--------------------------------------------------------------------------------

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

Power of Attorney

---------------------------------------

BURNS PHILP PERU S.A.C.

Additional Senior Notes

Power of Attorney

--------------------------------------------------------------------------------



                               TABLE OF CONTENTS

1.   Appointment.............................................................1

2.   Power and Authority.....................................................1

3.   Delegation..............................................................1

4.   Ratification............................................................1

5.   Conflict of Interest....................................................2

6.   Indemnity...............................................................2

7.   Revocability............................................................2

8.   Attorney's Personal Liability...........................................2

9.   Registration............................................................2

10.  Governing Law...........................................................2

     Schedule 1..............................................................4

Power of Attorney

-------------------------------------------------------------------------------

DATE 26 May 2003

PARTIES

      1. Burns Philp Peru S.A.C., incorporated in Peru (the PRINCIPAL), represented by Sergio Oquendo Heraud.

IT IS DECLARED as follows.

1.       APPOINTMENT

         The principal appoints each person named in paragraph (a) of Schedule 1 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an ATTORNEY) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.       POWER AND AUTHORITY

         Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following:

         (a) Make, sign, execute, seal (in the case of a deed) and deliver the document or documents described in paragraph (b) of
                  Schedule 1 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

         (b) Supplement, make alterations to and complete any blanks in any Document.

         (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.       DELEGATION

         An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney.

4.       RATIFICATION

         The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

Power of Attorney
--------------------------------------------------------------------------------

5.    CONFLICT OF INTEREST

      An Attorney may execute a Document or additional Document or do anything (and that document or additional Document or thing will be valid) even if the Attorney is in any way:

      (a)  Interested in the Document or additional Document or thing; or

      (b) Connected with a person who is in any way interested in the Document or additional Document or thing.

6.    INDEMNITY

      The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.    REVOCABILITY

      The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.    ATTORNEY'S PERSONAL LIABILITY

      The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.    REGISTRATION

      The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.   GOVERNING LAW

      This Power of Attorney is governed by the laws of the New South Wales.

Power of Attorney

------------------  --------------------

EXECUTED and delivered as a Power of Attorney in Lima, Republic of Peru.


Signed, Sealed and Delivered by Burns Philip Peru S.A.C.:


/s/ Sergie Oquendo Heraud
---------------------------
Name: Sergie Oquendo Heraud
Attorney-in-fact

Power of Attorney


                                   SCHEDULE 1

(a)     ATTORNEYS

        NAME                ADDRESS

        Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales

        Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales

        Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales

        Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales

        Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales

        George Petty        8 California Street, #600, San Francisco, CA 94111,
                            United States of America

        Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                            63026, United States of America

        Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales

        Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales

        Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales

        Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales

        Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney


(b)     DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senor or senior subordinated basis)(the EXCHANGE SECURITIES).

9. Any paper and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit

Power of Attorney

--------------------------------------------------------------------------------

        or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

BY THIS POWER OF ATTORNEY made on [27 May] 2003 BURNS PHILIP (U.K.) Plc a company registered in the United Kingdom having its registered office at Victoria House, 15 Gay Street, Bath, Avon BA1 2PH (the "COMPANY") HEREBY APPOINTS any person from time to time holding the office of director or secretary in Burns Philip & Company Limited (ABN 65 000 000 359)(the Company's ultimate parent company)(the "PARENT") and each of the persons set out in
Schedule 1 to this power of attorney severally, the true and lawful attorneys of the Company (each an "ATTORNEY"), each Attorney to approve, do, make and execute for and in the name of and on behalf of the Company all acts, documents, deeds, matters and things for the purposes of and in connection with guaranteeing the obligations of Burns Philip Capital Pty Limited (the "AUSTRALIAN ISSUER") (and, if determined to be necessary by a committee of the board of directors of the Parent), a co-issuer or co-obligor (together with the Australian Issuer the "ISSUERS") in respect of up to US$150 million senior unsecured notes or senior unsecured subordinated notes (as the case may be) ("SENIOR NOTES") to be issued by the Issuers and, in particular (but with limitation), to approve and enter into for and on behalf of the Company the documents referred to in Schedule 2 to this power of attorney and such other documents or deeds in connection therewith upon such terms as he/she may in his/her absolute discretion determine (subject to such prior consultation on matters of principle with any member of the board of the Company as he/she is able to make PROVIDED THAT no person dealing with any Attorney shall be concerned with or obliged to enquire as to or otherwise be affected by any such consultation or failure to consult by that Attorney)

IT IS HEREBY DECLARED that:

1. every act, document, matter and thing which shall be made executed or done by each Attorney for the aforesaid purposes shall be as good, valid and effective as if the same had been made, executed or done by the Company;

2. the Company hereby ratifies and confirms and agrees to ratify and confirm from time to time and at all times everything that each Attorney shall do or cause to be done by virtue of and in accordance with this power of attorney including in such ratification and confirmation everything that shall be done between the time of the revocation of this power of attorney and the time of such revocation becoming known to that Attorney; and

3. the Company shall indemnify and keep indemnified each Attorney from and against all demands, claims, costs and expenses which may be brought against or incurred by him/her as a result hereof.

This power of attorney shall in any event lose its validity and cease to be effective on and after December 31, 2022.

Save as expressly provided to the contrary, the parties do not intend any term of this Power of Attorney to be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999.

This power of attorney shall be governed by and construed in accordance with the laws of England.

IN WITNESS whereof the Company has duly executed this Deed the day and year first before written.



The Common Seal of BURNS      )

PHILIP (U.K.) PLC             )
                                                             [SEAL]
was hereunto affixed in the   )

presence of:                  )





/s/ Lois Wheeler                                  /s/ Brenda Hilliard
------------------------                          ------------------------
Name: Lois Wheeler                                Name: Brenda Hilliard
Title: Director                                   Title: Authorised Signatory

                                   SCHEDULE 1

                                 THE ATTORNEYS


NAME                          ADDRESS

Thomas Degnan                 Level 23, 56 Pitt Street, Sydney, New South Wales

Helen Golding                 Level 23, 56 Pitt Street, Sydney, New South Wales

Allen Hugli                   Level 23, 56 Pitt Street, Sydney, New South Wales

Greg Quirk                    Level 23, 56 Pitt Street, Sydney, New South Wales

Philip West                   Level 23, 56 Pitt Street, Sydney, New South Wales

George Petty                  8 California Street, #600, San Francisco, CA
                              94111, United States of America

Herb Blum                     240 Larkin Williams Industrial Court, Fenton, MO
                              63026, United States of America

Elizabeth Vuong               Level 23, 56 Pitt Street, Sydney, New South Wales

Justin Pelly                  MLC Centre, Martin Place, Sydney, New South Wales

Melita Cottrell               MLC Centre, Martin Place, Sydney, New South Wales

Patrick Lowden                MLC Centre, Martin Place, Sydney, New South Wales

Tuyet Nguyen                  MLC Centre, Martin Place, Sydney, New South Wales

                                   SCHEDULE 2

                                 THE DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the "ORIGINAL SECURITIES") or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the "EXCHANGE SECURITIES").

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

Power of Attorney
-----------------------------------------------------------------------------


THE COMPANY LISTED IN SCHEDULE 1




Additional Notes

Power of Attorney
-----------------------------------------------------------------------------


                               TABLE OF CONTENTS

 1.  Appointment .......................................................... 1

 2.  Power and Authority .................................................. 1

 3.  Delegation ........................................................... 1

 4.  Ratification ......................................................... 1

 5.  Conflict of Interest ................................................. 1

 6.  Indemnity ............................................................ 2

 7.  Revocability ......................................................... 2

 8.  Attorney's personal liability ........................................ 2

 9.  Registration ......................................................... 2

10.  Governing Law ........................................................ 2

     Schedule 1 ........................................................... 5

     Schedule 2 ........................................................... 7

     Schedule 3 ...........................................................10

POWER OF ATTORNEY

-------------------------------------------------------------------------------

DATE  May 26, 2003

PARTIES

  1. The Company named in Schedule 1 (PRINCIPAL)


It is declared as follows.

1.   APPOINTMENT

     Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to sub-attorney.

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

POWER OF ATTORNEY

-------------------------------------------------------------------------------

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

2.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has not notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of Uruguay.



EXECUTED and delivered as a Power of Attorney in Montevideo, Uruguay.


/s/ Christiam Olt Acosta Y Lara
-------------------------------
CHRISTIAM OLT ACOSTA Y LARA
PRESIDENT OF FLODDEN S.A.

Power of Attorney

--------------------------------------------------------------------------------

SCHEDULE 1

FLODDEN S.A.

Power of Attorney

--------------------------------------------------------------------------------

SCHEDULE 2


(a)  ATTORNEYS

     NAME                ADDRESS

     Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty        8 California Street, #600, San Francisco, CA 94111,
                         United States of America

     Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                         63026, United States of America

     Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

-------------------------------------------------------------------------------

(b)  Documents

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to quality or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

Power of Attorney

--------------------------------------------------------------------------------

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

Power of Attorney
-----------------------------------------------------------------------------


The Company listed in Schedule 1





Additional Notes

Power of Attorney
-----------------------------------------------------------------------------


                               Table of Contents

 1.  Appointment .......................................................... 1

 2.  Power and Authority .................................................. 1

 3.  Delegation ........................................................... 1

 4.  Ratification ......................................................... 1

 5.  Conflict of Interest ................................................. 1

 6.  Indemnity ............................................................ 2

 7.  Revocability ......................................................... 2

 8.  Attorney's personal liability ........................................ 2

 9.  Registration ......................................................... 2

10.  Governing Law ........................................................ 2

       Schedule 1 ......................................................... 3

       Schedule 2 ......................................................... 4

POWER OF ATTORNEY

-------------------------------------------------------------------------------

DATE  May 26, 2003

PARTIES

  1. The Company named in Schedule 1 (PRINCIPAL)


It is declared as follows.

1.   APPOINTMENT

     Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and delivery any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

POWER OF ATTORNEY

-------------------------------------------------------------------------------

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of Uruguay.



EXECUTED and delivered as a Power of Attorney in Montevideo, Uruguay.


/s/ Christiam Olt Acosta Y Lara
------------------------------
CHRISTIAM OLT ACOSTA Y LARA
PRESIDENT OF GREENSTED S.A.

Power of Attorney
--------------------------------------------------------------------------------
SCHEDULE 1

GREENSTED S.A.

Power of Attorney
--------------------------------------------------------------------------------
SCHEDULE 2

(a)  ATTORNEYS

     NAME                ADDRESS
     ----                -------

     Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty        8 California Street, #600, San Francisco, CA 94111,
                         United States of America

     Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                         63026, United States of America

     Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

-------------------------------------------------------------------------------

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments or attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

Power of Attorney
--------------------------------------------------------------------------------
14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles
     Office forms).

Power of Attorney
--------------------------------------------------------------------------------

THE COMPANY LISTED IN SCHEDULE 1




Additional Notes

Power of Attorney

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1.   Appointment.........................................   1

2.   Power and Authority.................................   1

3.   Delegation..........................................   1

4.   Ratification........................................   1

5.   Conflict of Interest................................   1

6.   Indemnity...........................................   2

7.   Revocability........................................   2

8.   Attorney's personal liability.......................   2

9.   Registration........................................   2

10.  Governing Law.......................................   2

     Schedule 1..........................................   3
     Schedule 2..........................................   4

Power of Attorney
--------------------------------------------------------------------------------
DATE May 26, 2003

PARTIES

     1.    The Company named in Schedule 1 (PRINCIPAL)


IT IS DECLARED as follows.

1.   APPOINTMENT

     Principal appoints each person named in paragraph (a) of Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this Power of Attorney.

2.   POWER AND AUTHORITY

Each Attorney may, in the Principal's name or in his or her own name and as the Principal's act, do any of the following.

     (a) Make, sign, execute, seal and deliver the document or documents described in paragraph (b) of Schedule 2 (each a DOCUMENT) and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing.

     (b) Supplement, make alterations to and complete any blanks in any Document.

     (c) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.

3.   DELEGATION

     An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this Power of Attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this Power of Attorney relating to Attorneys apply to a sub-attorney.

4.   RATIFICATION

     The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

5.   CONFLICT OF INTEREST

     An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

     (a)  interested in the Document or Additional Document or thing; or

Power of Attorney

-------------------------------------------------------------------------------

     (b) connected with a person who is in any way interested in the Document or Additional Document or thing.

6.   INDEMNITY

     The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney.

7.   REVOCABILITY

     The powers and authorities conferred by this Power of Attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact.

8.   ATTORNEY'S PERSONAL LIABILITY

     The exercise by an Attorney of the powers and authorities conferred by this Power of Attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.

9.   REGISTRATION

     The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this Power of Attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10.  GOVERNING LAW

     This Power of Attorney is governed by the laws of Uruguay.




EXECUTED and delivered as a Power of Attorney in Montevideo, Uruguay.




/s/ CHRISTIAM OLT ACOSTA Y LARA
____________________________________
CHRISTIAM OLT ACOSTA Y LARA
PRESIDENT OF LEVADURA URUGUAYA S.A.

Power of Attorney
--------------------------------------------------------------------------------
SCHEDULE 1

LEVADURA URUGUAYA S.A.

Power of Attorney
--------------------------------------------------------------------------------

SCHEDULE 2

(a)  ATTORNEYS

     NAME                ADDRESS

     Thomas Degnan       Level 23, 56 Pitt Street, Sydney, New South Wales

     Helen Golding       Level 23, 56 Pitt Street, Sydney, New South Wales

     Allen Hugli         Level 23, 56 Pitt Street, Sydney, New South Wales

     Greg Quirk          Level 23, 56 Pitt Street, Sydney, New South Wales

     Philip West         Level 23, 56 Pitt Street, Sydney, New South Wales

     George Petty        8 California Street, #600, San Francisco, CA 94111,
                         United States of America

     Herb Blum           240 Larkin Williams Industrial Court, Fenton, MO
                         63026, United States of America

     Elizabeth Vuong     Level 23, 56 Pitt Street, Sydney, New South Wales

     Justin Pelly        MLC Centre, Martin Place, Sydney, New South Wales

     Melita Cottrell     MLC Centre, Martin Place, Sydney, New South Wales

     Patrick Lowden      MLC Centre, Martin Place, Sydney, New South Wales

     Tuyet Nguyen        MLC Centre, Martin Place, Sydney, New South Wales

Power of Attorney

-------------------------------------------------------------------------------

(b)  DOCUMENTS

1. Any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee.

2. Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

4. Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture.

5. Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

7. Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senor or senior subordinated basis) (the EXCHANGE SECURITIES).

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities.

Power of Attorney
--------------------------------------------------------------------------------

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                                   EXHIBIT B

SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES

[TRANSLATION]

TRADUCCION PUBLICA ____________________________________________________________

_______________________________________________________________________________

NOTARIES ASSOCIATION. CITY OF BUENOS AIRES. ARGENTINE REPUBLIC_________________

NOTARIAL SHEET. ACT 404. There appears the Argentine Coat of Arms______________

N 002266929____________________________________________________________________

PAGE 1553- FIRST CERTIFIED COPY. SPECIAL POWER OF ATTORNEY: "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES" IN FAVOR OF MR. THOMAS DEGNAN ET AL____________

_______________________________________________________________________________

DEED NUMBER FIVE HUNDRED AND FORTY EIGHT_______________________________________

_______________________________________________________________________________

In the City of Buenos Aires, Federal Capital of the Argentine Republic, ON MAY 23, 2003, before me, Acting Notary Public, THERE APPEARS: FERNANDO CARLOS WALL, an Argentine citizen, married, engineer, holder of Identity Card (LE)
8,511,729, legally domiciled at Tronador 71, City of Buenos Aires, of age, legally qualified, known unto me, I attest, as well as that he appears in his capacity as PRESIDENT of the company doing business under the name of "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES". Mr Wall evidences the existence of the Company and the capacity invoked by means of: FIRST: EXISTENCE OF THE COMPANY: A) The articles of incorporation dated October 8, 1990, recorded on page 1907 and supplementary deed executed on October 29, 1990, recorded on page 1189, before Notarial Register No. 190 of the City of Buenos Aires,in charge of Notary Napoleon Paz, the first certified copies whereof were jointly recorded in the General Inspection of Corporations on November 9, 1990, under number 8333, Book 108, Volume "A" of Corporations; B) The deed evidencing the Capital Increase and amendments to the Corporate By-laws, dated February
14, 1991, recorded on page 138 of the Notarial Registry in charge of the above-mentioned Notary, the first certified copy whereof was recorded in the General Inspection of Corporations on May 8, 1991, under number 2577, Book 109, Volume A of Corporations; C) The private instrument evidencing the capital increase and amendment to Section three of the Corporate By-laws, dated October 4, 1994 and filed with the General Inspection of Corporations on March 17,
1995, under number 2250, Book 116, Volume "A" of Corporations and D) The private instrument dated July 14, 1993 evidencing the change of registered office, which was filed with the General Inspection of Corporations on August
4, 1993, under number 7118, Book 113, Volume "A" of Corporations, the duly certified photocopies whereof are attached to page 3045 of this Register, 1995 Original Notarial Record, I attest. SECOND: CAPACITY INVOKED BY THE APPEARING
PARTY: A) The minutes of the General Ordinary Shareholders' Meeting held on December 24, 2002, evidencing the election of Board members and B) The Minutes of Board of Directors' Meeting held on even date, allocating offices on the Board of Directors and appointing the appearing party to discharge duties as President, which I have had before me and the duly certified photocopies whereof are attached hereto, I attest. THE AUTHORIZATION to grant these presents is evidenced by the minutes of Board of Directors' Minutes dated May 23, 2003, the original whereof I have had before me and that reads as follows:
"In the City of Buenos Aires, on May 23, 2003, at 9 a.m., the undersigned Directors of SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES held a meeting at the corporate premises. The Syndic was present. The meeting was chaired by the Company's President, Mr. Fernando Wall, who made reference to the documents tabled and to the resolutions adopted at the Board's meeting held on May 9, 2003 with respect to an issuance and sale in a private placement transaction of senior subordinated notes of up to US$150 million in an aggregate principal amount (collectively with the Exchange Notes, the "New Notes"), subject to the terms determined to be necessary by the Pricing Committee and on such other terms as set forth in the referred Board's meeting, on the basis that the Parent deems such action advisable and in the best interests of the Parent and its subsidiaries. In such regard, Mr. Wall informed those present that Parent now deems it advisable and in the best interests of the Parent and its subsidiaries for the Pricing Committee to determine, in its discretion, whether the New Notes should be issued on either a senior basis or a senior subordinated basis and for the Guarantors' guarantee of the New Notes (the "New Guarantees") to be on a senior basis or a senior subordinated basis, in accordance with the terms of the New Notes. After an exchange of views where the Board considered to permit the issuance of New Guarantees on a senior basis or senior subordinated basis, as determined by the Pricing Committee in its discretion, it was unanimously resolved: 1. Amending Resolution: (a) that the Board hereby deems it advisable and in the best interests of the Company, and the Company is hereby authorized, to grant, make and issue the New Guarantees on terms set forth in the Indenture or New Indenture, as applicable, and the Registration Rights Agreement, as determined in the discretion of the Pricing Committee; (b) that the New Guarantees shall be on a senior or a senior subordinated basis, as and to the extent that the New Notes are issued on a senior or senior subordinated basis, all as determined in the discretion of the Pricing Committee; and (c) that each use of the defined terms "Senior Subordinated Notes," "Senior Subordinated Note Guarantee," "Exchange Notes" or "Exchange Note Guarantee" in the Board's Meeting dated May 9, 2003 shall be deemed modified by these resolutions to refer to the New Notes or the New Guarantees, as the case may be, issued, granted and/or made on a senior or senior subordinated basis, as determined in the discretion of the Pricing Committee, and each other use of the phrase "senior subordinated" in the Board's Meeting dated May 9, 2003 shall be deemed to similarly refer to "senior or senior subordinated" as determined in the discretion of the Pricing Committee. 2. Subsidiary Guarantees: that the Company authorizes, approves and ratifies the execution, delivery and performance of any document in respect of the New Notes by each of the Guarantors, and any authorizations, approvals and ratifications required or advised to be made by any subsidiary of the Company in connection with the foregoing, in each case whether occurring before or after the passing of this resolution. 3. Capacity as Shareholder of Subsidiary: that the Company authorizes, empowers, and directs any Proper Person or director of the Company to sign any consent, resolution, proxy, appointment of representative, or any other similar document, for and on behalf of the Company, in its capacity as shareholder of any subsidiary of the Company which may be necessary or desirable in connection with the New Notes, and ratifies and confirms the execution by any person for and on behalf of the Company of any such document executed prior to the passing of this resolution. 4. Power of Attorney: to grant a special power of attorney in favor of Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philip West and Elizabeth Vuong (domiciled at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia), George Petty (domiciled at 8 California Street, #600, San Francisco, CA 94111, United States of America), Herb Blum (domiciled at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America), Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen (domiciled at MLC Centre, Martin Place, Sydney, New South Wales, Australia) (each an "Attorney") so that any Attorney, with or without the other, with full powers of substitution, acting in the name and on behalf of Sudamericana de Levaduras S.A. de Inversiones, may perform the following acts: I. Make, sign, execute, seal (in the case of a deed) and deliver the following document or documents (each a "Document") and any document ancillary to any Document and execute any amendments (including by way of an amending agreement) post signing:
(i) Any Indenture
between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture; (iii) Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s); (iv) Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture; (v) Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s); (vi) Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), and each Guarantor; (vii) Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), and each Guarantor; (viii) Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES); (ix) Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States;
(x) Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities; (xii) Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby; (xiii) Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities; and (xiv) Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including, without limitation, relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms). II. Supplement, make alterations to and complete any blanks in any Document. III. Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document. It is expressly put on record that an Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this power of attorney (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this power of attorney relating to Attorneys apply to a sub-attorney. The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney. An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way interested in the Document or Additional Document or thing; or connected with a person who is in any way interested in the Document or Additional Document or thing. The Principal shall indemnify each Attorney against each claim, action, proceeding, judgement, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the

Attorney in connection with the exercise of any of the powers and authorities conferred by this Power of Attorney. The powers and authorities conferred by this power of attorney on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or legal entity, with corporate existence or unincorporated, dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact. The exercise by an Attorney of the powers and authorities conferred by this power of attorney does not involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing. The Principal shall, if necessary, register this Power of Attorney wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this power of attorney and claim reimbursement from the Principal of any costs reasonably incurred in doing so. It was likewise resolved to authorize the Chairman to formalize the power of attorney granted, whether by incorporating it into a public deed or as a private instrument.

5. All Actions Approved and Ratified: that all actions heretofore taken by any officer, director or Proper Person of the Company in connection with any matter referred to or contemplated in any of the foregoing resolutions, and in connection with the preparation, execution and filing of all reports, statements, documents and information previously filed by the Company pursuant to the foregoing resolutions, are hereby approved, ratified and confirmed in all respects.

6. Officer's Certificate: that any of the Proper Person(s) be, and each of them hereby is, authorized and empowered to certify to the passage of the foregoing resolutions under the seal of the Company or otherwise, and to execute and deliver any officer's certificate required in connection with the consummation of the transactions contemplated by the foregoing resolutions.

7. Call for Shareholders' Meeting: to call a General Ordinary Shareholders' Meeting to be held on even date at 12 p.m. at the corporate premises to deal with the following items on the Agenda: 1. Appointment of two shareholders to sign the minutes of the Shareholders' Meeting, and 2. Ratification of the decisions taken by the Board of Directors' Meeting dated May 23, 2003. To conclude, Mr. Wall put on record that, in view of the fact that the shareholders representing 100% of the capital stock with voting rights had committed themselves to be present at the Shareholders' Meeting, it was resolved to dispense with the publication of notices in accordance with the terms of Section 237, last paragraph, of Law 19,550. There being no further matters to deal with, the meeting rose at 10 a.m. There follow illegible signatures". IT IS A TRUE COPY of the referenced minutes, I attest. And the appearing party in the capacity invoked and duly evidenced STATES as follows: That he grants a SPECIAL POWER OF ATTORNEY in favor of Messrs. THOMAS DEGNAN, HELEN GOLDING, ALLEN HUGLI, GREG QUIRK, PHILIP WEST AND ELIZABETH VUONG, domiciled at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia; GEORGE PETTY, domiciled at 8 California Street #600, San Francisco, CA 94111, United States of America; HERB BLUM, domiciled at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America; JUSTIN PELLY, MILITA COTTRELL, PATRICK LOWDEN AND TUYET NGUYEN, domiciled at MLC Centre, Martin Place, Sydney, New South Wales, Australia, so that, acting in the name and on behalf of "SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES", either individually or jointly, with full powers of substitution, they may carry out all such acts as are indicated in the minutes transcribed above and exercise all the powers indicated therein, which are fully transcribed herein for all legal purposes, I attest. AFTER THESE PRESENTS HAVING

BEEN READ, the appearing party executes and delivers same before me, Acting Notary Public, I attest. FERNANDO C. WALL. There is a seal. There is a signature: CARLOS JORGE SALA. It agrees with the original deed executed before me and recorded on page 1553. Original record A of Notarial Registry 375 under my charge, I attest. I issue THIS FIRST CERTIFIED COPY for the ATTORNEYS in six pages of Notarial Record consecutively numbered from N-002266929 to N 002266934 which I sign and seal in the place and on the date first above written.---------
--------------------------------------------------------------------------------
There is an illegible signature and a seal that reads: CARLOS JORGE SALA. Notary. Enrollment 2023.--------------------------------------------------------
Certified reproduction in Notarial Seal No. T001874237-------------------------- There is an illegible signature and a seal that reads: PATRICIO ADOLFO SALA. Notary. Enrollment 2287---------------------------------------------------------
--------------------------------------------------------------------------------
[The following is attached:]----------------------------------------------------
Notaries Association. City of Buenos Aires. Argentine Republic------------------ CERTIFICATION OF REPRODUCTIONS. Act 404-----------------------------------------
There appears the Argentine Coat of Arms----------------------------------------
T 001874237---------------------------------------------------------------------
Registry 1863-------------------------------------------------------------------
Buenos Aires, May 26, 2003------------------------------------------------------
In my capacity as Notary in charge of Notarial Registry 1863 of the City of Buenos Aires, I DO HEREBY CERTIFY that the appended reproduction in six pages, that I sign and seal, is a TRUE COPY of the original document, which I have had before me, I attest.------------------------------------------------------------
--------------------------------------------------------------------------------
There is an illegible signature and a seal that reads: PATRICIO ADOLFO SALA. Notary. Enrollment 2287---------------------------------------------------------
--------------------------------------------------------------------------------
THIS IS A TRUE TRANSLATION into English of the original document in Spanish which I have had before me, I attest. Buenos Aires, May 30, 2003---------------- ES TRADUCCION FIEL al ingles del documento original en espanol que he tenido ante mi y al cual me remito en la ciudad de Buenos Aires, a los 30 dias de mayo de 2003.------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    [SEAL OF MONICA LUCIA BASSI]

                             [STAMP OF TRANSLATOR]

                             BURNS PHILP FOOD, S.A.

[TRANSLATION]

              MINUTES OF THE DECISIONS OF THE SOLE SHAREHOLDER OF
               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)


In Amsterdam, on May 27, 2003, BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, validly represented jointly by Ms. Lois Wheeler and EQUITY TRUST Co NV, the latter being in its turn represented by Mr. R.G.A. de Schutter, acting in its capacity as Sole Shareholder of BURNS PHILP FOOD, S.A. (Sole Shareholder company)(the "COMPANY"), has considered the following circumstances in relation to a projected note issue by a company with the Company's and the Sole Shareholder's group of companies:

(a) The Company, the Sole Shareholder of the Company and BURNS PHILP CAPITAL PTY LIMITED, an Australian Corporation (the "ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation (the "PARENT");

(b) On June 21, 2002 the Issuer issued by way of a private placement in aggregate principal amount US$400 million 9 3/4% Senior Subordinated Notes due 2012 (the "ORIGINAL NOTES") pursuant to an indenture dated June 21, 2002 among the Issuer, the Parent and certain of its subsidiaries, including the Company (the "GUARANTORS"), and The Bank of New York, as trustee (the "INDENTURE");

(c) In connection with providing financing for the repayment and refinancing of the outstanding principal amount of the Parent's U.S.$65 million tranche of its U.S.$335 million secured senior term loan financing and for working capital and other general corporate purposes, the Parent deems it advisable and in the best interests of the Parent and its subsidiaries, for the Issuer -and, if determined to be necessary by the Pricing Committee (as defined below), a co-issuer or co-obligor (the "CO-ISSUER")- to, and the Issuer (and, if applicable, the Co-issuer) desires to, issue and sell in a private placement either senior notes or senior subordinated notes of up to US$150 million in aggregate principal amount (the "NEW NOTES"), subject to the terms determined to be necessary -including whether the New Notes should be issued on either a senior basis or a senior subordinated basis-by a Committee of the Board of Directors of the Parent comprising Mr. Graeme Hart and Mr. Thomas Degnan (the "PRICING COMMITTEE"), either pursuant to, at the discretion of Pricing Committee,

     (i)  the Indenture, as additional debt securities to the Original Notes, or

     (ii) a new indenture among the Issuer (and, if applicable, the Co-issuer), the Company, the Guarantors and the trustee named therein (the "NEW INDENTURE"), as a new issue of debt securities.

     The Parent has proposed and authorized that the New Notes be guaranteed by the Guarantors by means of the execution of the above-mentioned indentures, whereby the Guarantors are, or will be, required to jointly and severally, fully and unconditionally, guarantee on either a senior or a senior subordinated basis the Issuer's obligations (and the Co-issuer's obligations, as the case may be) under the New Notes (the "NEW NOTES GUARANTEE"), containing the guarantees and, in the case of a guarantee on a senior subordinated basis, relevant subordination provisions. In the event that the New Notes are issued on a senior basis, the New Notes and New Notes Guarantee will not be subordinated in right of payment to the prior payment in full of the principal and interest on senior debt. In any case, Guarantors will remain obliged for the Original Notes as set forth in the Indenture, as and if amended:

(d) Additionally, the Issuer (and, if applicable, the Co-issuer) and the Guarantors may be required to enter into, with the initial purchaser(s) of the New Notes (the "INITIAL PURCHASER(S)"), a purchase agreement and a registration rights agreement, for the offer and sale of the New Notes, all of them governed by the laws of New York, USA (the "PURCHASE AGREEMENT" and the "REGISTRATION RIGHTS AGREEMENT", respectively), whereby the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement or an amendment to the existing registration statement filed in connection with the registration of debt securities having substantially the same terms as the New Notes and the accompanying New Notes Guarantee, under the US Securities Act covering debt securities identical in all material respects to the New Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors and will be offered in exchange for the New Notes;
     and (ii) in certain circumstances, a shelf registration statement or an amendment to an existing shelf registration statement filed to register the New Notes and the accompanying New Notes Guarantee to register the New Notes under the US Securities Act;

(e) The Company, as Guarantor will be required to execute any documents and/or agreements whatsoever as may be necessary or convenient in relation to the New Notes and Exchange Notes (collectively, the "NOTES") to which it will be a party, including whatever registration statements, whether pursuant to applicable legislation or otherwise (the "SUPPLEMENTARY DOCUMENTS");

(f) The transactions referred to in the preceding paragraphs are further described in more detail in the document drafted in English entitled
     "Amended High Yield Notes Explanatory Memorandum", dated May   , 2003 (the
     "EXPLANATORY MEMORANDUM"), which has been delivered by the Parent to the Company and is attached to these Minutes as ANNEX;

(g) The Sole Shareholder of the Company approved a decision dated May 12, 2003 relating to the issue of the Notes, which did not contemplate the issuance of the New Notes on a senior basis; and

(h) The Parent now deems it advisable and in the best interest of the Parent and its subsidiaries for the Issuer and, as the case may be, a Co-Issuer to, and the Issuer (and, as the case may be, the Co-issuer) desires to, issue and sell in a private placement the New Notes on either, at the Pricing Committee's discretion, a senior basis or a senior subordinated basis, and for the New Notes Guarantee to be on a senior basis or a senior subordinated basis, in accordance with the terms of the New Notes.

Taking into consideration the documentation submitted by the Parent to the Sole Shareholder of the Company regarding the amendment to the projected note issue, the Sole Shareholder of the Company considers that the whole transaction described above, as amended, is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and that the giving by the Company of the financial assistance contemplated in the whole transaction would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

In view of the aforementioned circumstances, and relying on the Parent's assessment of the economic benefits of the transactions referred to above and group's solvency analysis, as provided in a Group Solvency Report, the Sole Shareholder of the Company has taken the following:

                                   DECISIONS

FIRST: To authorise and instruct the Company's Board of Directors to undertake the execution, formalisation, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Notes, whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations (and, if applicable, the Co-issuer's obligations) under the Notes, as well as, as the case may be, the Purchase Agreement, the Registration Rights Agreement and/or the New Indenture, pursuant to the terms of the Explanatory Memorandum attached hereto as ANNEX, as well as any Supplementary Documents whatsoever.


SECOND: To authorise and instruct the Company's Board of Directors to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalisation, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board of Directors being required to ensure that all instructions herein shall be duly complied with.

And in witness hereof, in our condition as joint representatives of BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV, we hereby draft these Minutes in the name of the Company's Sole Shareholder on its behalf, at the above indicated place and date.

BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS BV

By:


/s/ Lois Wheeler                          /s/ R.G.A. de Schutter
--------------------------------------    -------------------------------------
Ms. Lois Wheeler                          EQUITY TRUST Co NV
                                          By: Mr. R.G.A. de Schutter

                      MINUTES OF THE BOARD OF DIRECTORS OF

               BURNS PHILP FOOD, S.A. (SOLE SHAREHOLDER COMPANY)


These Minutes contain the resolutions passed by the Board of Directors of BURNS PHILP FOOD, S.A. (Sole Shareholder company)(the "COMPANY"), whose members are Mr. John Lynch, Mr. Dennis Lamberth and Mr. John McKenna, following the written procedure, approved with the favorable vote of all the referred members on May 27, 2003.

It is hereby stated that all the members of the Board of Directors have accepted to follow the written procedure and that, within the term provided in the By-laws of the Company, written communications from all of the Board members (copies of which are filed at the Secretary's office) voting in favor of the resolutions transcribed below have been received at the Secretary's office. Therefore, the following resolutions have been validly approved by unanimity:

           "FIRST.- EXECUTION OF DOCUMENTS IN RELATION TO A PROPOSED
                                 ISSUE OF NOTES

Based on the information supplied by the Company's Sole Shareholder, the projected note issue by a company within the Company's and the Sole Shareholder's group of companies can be described as follows:

(a) The Company, the Sole Shareholder of the Company and BURNS PHILP CAPITAL PTY LIMITED, an Australian Corporation (the "ISSUER") are wholly owned subsidiaries of BURNS, PHILP & COMPANY LIMITED, an Australian corporation (the "PARENT");

(b) On June 21, 2002 the Issuer issued by way of a private placement in aggregate principal amount US$400 million 9 3/4% Senior Subordinated Notes due 2012 (the "ORIGINAL NOTES") pursuant to an indenture dated June 21, 2002 among the Issuer, the Parent and certain of its subsidiaries, including the Company (the "GUARANTORS"), and The Bank of New York, as trustee (the "INDENTURE");

(c) In connection with providing financing for the repayment and refinancing of the outstanding principal amount of the Parent's U.S.$65 million tranche of its U.S.$335 million secured senior term loan financing and for working capital and other general corporate purposes, the Parent deems it advisable and in the best interests of the Parent and its subsidiaries, for the Issuer -and, if determined to be necessary by the Pricing Committee (as defined below), a co-issuer or co-obligor (the "CO-ISSUER")-to, and the Issuer (and, if applicable, the Co-issuer) desires to, issue and sell in a private placement either senior notes or senior subordinated notes of up to US$150 million in aggregate principal amount (the "NEW NOTES"), subject to the terms determined to be necessary -including whether the New Notes should be issued on either a senior basis or a senior subordinated bases-by a

     Committee of the Board of Directors of the Parent comprising Mr. Graeme Hart and Mr. Thomas Degnan (the "PRICING COMMITTEE"), either pursuant to, at the discretion of Pricing Committee,

     (i)  the Indenture, as additional debt securities to the Original Notes, or

     (ii) a new indenture among the Issuer (and, if applicable, the Co-issuer), the Company, the Guarantors and the trustee named therein (the "NEW INDENTURE"), as a new issue of debt securities.

     The Parent has proposed and authorized that the New Notes be guaranteed by the Guarantors by means of the execution of the above-mentioned indentures, whereby the Guarantors are, or will be, required to jointly and severally, fully and unconditionally, guarantee on either a senior or a senior subordinated basis the Issuer's obligations (and the Co-issuer's obligations, as the case may be) under the New Notes (the "NEW NOTES GUARANTEE"), containing the guarantees and, in the case of a guarantee on a senior subordinated basis, relevant subordination provisions. In the event that the New Notes are issued on a senior basis, the New Notes and New Notes Guarantee will not be subordinated in right of payment to the prior payment in full of the principal and interest on senior debt. In any case, Guarantors will remain obliged for the Original Notes as set forth in the Indenture, as and if amended;

(d) Additionally, the Issuer (and, if applicable, the Co-issuer) and the Guarantors may be required to enter into, with the initial purchaser(s) of the New Notes (the "INITIAL PURCHASER(S)"), a purchase agreement and a registration rights agreement, for the offer and sale of the New Notes, all of them governed by the laws of New York, USA (the "PURCHASE AGREEMENT" and the "REGISTRATION RIGHTS AGREEMENT", respectively), whereby the Issuer (and, if applicable, the Co-issuer) and the Guarantors will agree, among other things, to file (i) a registration statement or an amendment to the existing registration statement filed in connection with the registration of debt securities having substantially the same terms as the New Notes and the accompanying New Notes Guarantee, under the US Securities Act covering debt securities identical in all material respects to the New Notes in a like aggregate principal amount (the "EXCHANGE NOTES"), which Exchange Notes will be jointly and severally, fully and unconditionally, guaranteed by the Guarantors (the "EXCHANGE NOTES GUARANTEE") and will be offered in exchange for the New Notes (the "EXCHANGE OFFERING"); and (ii) in certain circumstances, a shelf registration statement or an amendment to an existing shelf registration statement filed to register the New Notes and the accompanying New Notes Guarantee to register the New Notes under the US Securities Act;

(e) The Company, as Guarantor will be required to execute any documents and/or agreements whatsoever as may be necessary or convenient in relation to the New Notes and Exchange Notes (collectively, the "NOTES") to which it will be a party, including whatever registration statements, whether pursuant to applicable legislation or otherwise (the "SUPPLEMENTARY DOCUMENTS");

(f) The transactions referred to in the preceding paragraphs are further described in more detail in the document drafted in English entitled "Amended High Yield Notes Explanatory Memorandum", dated May [ ], 2003 (the "EXPLANATORY MEMORANDUM"), which has been delivered by the Parent to the Company and is attached to these Minutes as Annex 1;

(g) The Sole Shareholder of the Company approved a decision dated May 12, 2003 relating to the issue of the Notes, which did not contemplate the issuance of the New Notes on a senior basis; and

(h) The Parent now deems it advisable and in the best interest of the Parent and its subsidiaries for the Issuer and, as the case may be, a Co-Issuer to, and the Issuer (and, as the case may be, the Co-issuer) desires to, issue and sell in a private placement the New Notes on either, at the Pricing Committee's discretion, a senior basis or a senior subordinated basis, and for the New Notes Guarantee to be on a senior basis or a senior subordinated basis, in accordance withe the terms of the New Notes.

In connection with the above, the Chairman further informs that the Company's Sole Shareholder, as of May 27, 2003, in view of the aforementioned circumstances and relying on the Parent's assessment of the economic benefits of the transactions referred to above, as amended, and group's solvency analysis, has authorised and instructed the Board (i) to undertake the execution, formalisation, delivery and performance, on the terms and subject to the conditions deemed most appropriate for the Company, of the Notes (either on a senior or a senior subordinated basis), whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations (and, if applicable, the Co-issuer's obligations) under the Notes, as well as, as the case may be, the Purchase Agreement, the Registration Rights Agreement and/or the New Indenture, pursuant to the terms of the Explanatory Memorandum attached hereto as Annex 1, as well as any Supplementary Documents whatsoever, and (ii) to carry out any complementary acts and/or execute any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalisation, delivery, performance and full effectiveness of any of the documents and transactions referred to above, the Board of Directors being required to ensure that all instructions herein shall be duly complied with.

In view of the foregoing, and taking into consideration the documentation submitted to the Board, and specially the contents of the Explanatory Memorandum (attached to these Minutes as Annex 1), which contains a description of the general terms of the issuance of the Notes, the Board unanimously considers that the whole transaction described above is deemed advisable and in the best interest of the Company, on the basis that it is in the best interest of the Parent, and unanimously approves the following resolutions:

1. To agree that, after taking into account the financial position of the Company, the giving by the Company of the financial assistance contemplated in the whole transaction described above would not materially prejudice the interests of the Company, the creditors, or the members of the Company or any class of its creditors or members, nor would it materially prejudice the Company's ability to pay its creditors.

2. To approve the execution, formalization, delivery and performance of the issuance of the Notes whereby the Company will be jointly and severally, fully and unconditionally, guaranteeing the Issuer's obligations (and, if applicable, the Co-issuer's obligations) under the Notes, as well as, as the case may be, the Purchase Agreement, the Registration Rights Agreement and/or the New Indenture, pursuant to the terms of the Explanatory Memorandum attached hereto as Annex 1, as well as any Supplementary Document whatsoever.

3. To approve any complementary acts and/or the execution of any documents and powers whatsoever that might be necessary or appropriate in relation to the execution, formalization, delivery, performance and full effectiveness of any of the documents and transactions referred to above and, in more detail, within the Explanatory Memorandum.

SECOND.- REVOCATION OF POWERS OF ATTORNEY

It is unanimously agreed to revoke the powers of attorney granted by the Company pursuant to the Board of Directors' resolutions dated May 12, 2003, in favour of the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 8 California Street, #600, San Francisco, CA 94111, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of President, Vice President and Treasurer of the Company.

THIRD.- GRANTING OF POWERS OF ATTORNEY

In connection with the projected Notes issue described above, the Board unanimously approves the following resolutions:

I.   ATTORNEYS

To authorize and grant powers of attorney, as broad and sufficient as may be required by law, to the following persons:

(a) Mr. Thomas Degnan, of legal age, married, of United States nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number Z8024352;

(b) Ms. Helen Golding, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L5654261;

(c) Mr. Allen Hugli, of legal age, single, of New Zealand nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number AA448681;

(d) Mr. Greg Quirk, of legal age, married, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E6309682;

(e) Mr. Philip West, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number E7011877;

(f) Mr. George Petty, of legal age, married, of United States nationality, with domicile at 8 California Street, #600, San Francisco, CA 94111, United States of America, and Passport of the same nationality number 054972068;

(g) Mr. Herb Blum, of legal age, married, of United States nationality, with domicile at 240 Larkin Williams Industrial Court, Fenton, MO 63026, United States of America, and Passport of the same nationality number 110695769;

(h) Ms. Elizabeth Vuong, of legal age, single, of Australian nationality, with domicile at Level 23, 56 Pitt Street, Sydney, New South Wales, Australia, and Passport of the same nationality number L6453027;

(i) Mr. Justin Pelly, of legal age, married, of Australian nationality, with domicile at MLC Centre, Martin Place, Sydney, New South Wales, Australia, and Passport of the same nationality number E6320246;

(j) Any person from time to time holding the office of Director, Secretary or Vice-Secretary of the Board of Directors of the Company; and

(k) Any person from time to time holding the office of President, Vice President and Treasurer of the Company.

so that any of them (each of them referred to as an "ATTORNEY") may individually, in the name and on behalf of the Company, carry out any of the following acts:

1. To execute, formalize, deliver, perform and implement, on the terms and subject to the conditions that the respective Attorney may deem appropriate and pursuant to the terms of the Explanatory Memorandum attached hereto as Annex 1, any and all documents listed in Annex 2, as well as any private or public agreements, instruments or other documents and whatever registration statements that the respective Attorney may consider necessary, convenient or complementary in relation to any of the documents and transactions referred to above and, in more detail, in the Explanatory Memorandum, in the manner and form that the respective Attorney deems fit, including any amendments post-signing.

     In particular, (I) to execute, if applicable, the Purchase Agreement, the Registration Rights Agreement and/or the New Indenture; (II) to qualify the Indenture or, as the case may be, New Indenture, pursuant to which the New Notes and New Notes Guarantee are to be issued in accordance with the provisions of the US Trust Indenture Act; (III) to execute and file or cause to be filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement or an amendment to the existing registration statement filed in connection with the registration of debt securities having substantially the same terms as the New Notes and the accompanying New Notes Guarantee (collectively, the "ORIGINAL SECURITIES")(the "EXCHANGE REGISTRATION STATEMENT"), to register the Exchange Notes and the accompanying Exchange Notes Guarantee (collectively, the "EXCHANGE SECURITIES") under the US Securities Act; (IV) to execute and file or cause to be filed with the Commission, if applicable, a shelf registration statement or an amendment to any then existing shelf registration statements (the "SHELF REGISTRATION STATEMENT") filed to register the Original Notes and the accompanying guarantee, to register the Original Securities under the Securities Act; (V) to sign and deliver all reports required of the Company by either the Indenture or, as the case may be, the New Indenture or the Commission pursuant to the US Securities Act; (VI) to prepare, or cause to be prepared, and execute, verify and file, such other applications, declarations, powers or other instruments, together with any and all exhibits and instruments relating thereto, that in the judgment of the Attorney(s) taking such action, are necessary or appropriate to obtain any order, approval or certificate of approval of the Commission or any other regulatory authority that may have jurisdiction in the premises and in connection with any of the matters contemplated by these resolutions; (VII) to determine the States in which appropriate action shall be taken to qualify or register for sale all or such part of the Original Securities and the Exchange Securities as such officer may deem advisable, perform any and all such acts as such Attorney(s) may deem necessary or advisable in order to comply with the applicable laws of any such State and, in connection therewith, to execute and file all requisite papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and (VIII) to take or cause to be taken any and all such further actions, to execute and deliver or cause to be executed and delivered all such other documents, certificates, instruments and agreements, to make such filings, to incur and pay all such fees and expenses and to engage in such acts as the Attorney(s) in their judgment determine to be necessary, desirable or advisable to carry out fully the intent and purposes of the foregoing resolutions (including, without limitation, taking such actions and entering into such agreements as may be necessary or desirable to effect the inclusion of the Notes in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc., the appointment of The Depository Trust Company as depositary with respect to Notes, and the appointment of a Trustee for the Notes).

2. To complete, supplement or modify any of the documents and statements mentioned in paragraph 1 above, irrespective of whether or not such completion, supplement or modification is substantive or not, or even implies changes to the parties thereto, on the terms and subject to the conditions that the respective Attorney considers appropriate.

3. To carry out whatever acts that the respective Attorney considers necessary, advisable or complementary in relation to any transaction stipulated in any of the documents mentioned in paragraph 1 above or to the effective exercise of any of the powers granted herein.

4. To appoint attorneys to represent the respective Attorney in the exercise of the powers granted herein, if deemed fit, with powers of substitution.

II.  TERMS AND CONDITIONS OF THE POWERS OF ATTORNEY

The powers of attorney hereby granted in Section 1 above to the Attorneys are subject to the following terms and conditions:

(i)  Delegation

     These powers of attorney are applicable to the persons appointed by an Attorney or pursuant to the powers of substitution granted in accordance with these Minutes

      (who will then be considered Attorneys). An Attorney may execute whatever documents mentioned above on behalf of the Company, even where said Attorney has granted powers of attorney or has made another delegation to third parties.

(ii)  Conflict of interest

      An Attorney may execute whatever documents mentioned above on behalf of the Company or carry out any act (and such document or act shall be valid), even where the Attorney has in any way:

      (a)  an interest in relation to the document or act; or

      (b) any type of relation with any person or entity whatsoever which may have some type of interest with regard to the document or act concerned.

(iii) Indemnity

      The Company shall compensate the Attorney for any loss, cost, charge, liability or expense borne or incurred by the Attorney as a direct or indirect consequence of the exercise of any power hereunder.

(iv)  Revocability

      These powers of attorney may only be revoked by means of written notice from the Company to the respective Attorney. A certificate signed by an Attorney stating that he/she has not received said notification of revocation shall be considered as conclusive evidence of such fact, unless notarial evidence by the Company was provided.

(v)   Personal liability and lack of warranty

      The exercise by an Attorney of any power granted hereunder does not imply for said Attorney or for any entity of which the Attorney is a member or employed:

      (a) any personal liability in connection with the exercise of said power or any consequence thereof; or

      (a) an express or implied warranty of the capacity of the Attorney to exercise such power and of the validity thereof.


III. APPOINTMENT OF MR. THOMAS DEGNAN AS AUTHORIZED REPRESENTATIVE AND AGENT FOR SERVICE

To appoint Mr. Thomas Degnan, whose personal data are referred to above, authorized representative of the Company in the United States and as agent for service of the Company in relation to any registration statements whatsoever and any amendments thereto for purposes of the issue, offer and sale of the Notes pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designations.

IV.  DESIGNATION OF CT CORPORATION SYSTEM AS AGENT FOR SERVICE

To designate the company CT Corporation System, incorporated under the laws of New York, USA, as agent for service of the Company in relation to (i) the Original Securities or the Exchange Securities; and, if applicable, (ii) the New Indenture; (iii) the Purchase Agreement; and (iv) the Registration Rights Agreement, as well as the Notes and any guarantees related thereto, pursuant to the applicable laws in the United States, being expressly empowered to receive any notices whatsoever in connection with the above and with all powers consequent upon such designation.

Furthermore, to appoint CT Corporation System (or its successors as agent for service of process) as the Company's agent for service of process (i) in the County, City and State of New York, United States of America in any suit or proceeding instituted against the Company by the Trustee based on or arising under the New Indenture, if applicable, or the New Notes Guarantee and the Exchange Notes Guarantee (collectively, the "GUARANTEES") and the transactions contemplated under the Purchase Agreement, the Registration Rights Agreement or the Indenture or the New Indenture, if applicable, in any federal or state court in the State of New York, County of New York, and (ii) of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company arising out of or in connection with the Purchase Agreement, the Registration Rights Agreement, the Indenture or the New Indenture (as the case may be) or the Guarantees.

FOURTH.-GRANTING OF FORMALIZATION FACULTIES

The Board of Directors unanimously resolves to expressly authorize all members of the Board and the Attorneys, including the Secretary non-member of the Board of Directors, Ms. Maria Jose Aguilo Garcia and the Vice-Secretary non-member of the Board of Directors, Mr. Nicolas Sierra Munoz, so that any of them, individually, may appear before a notary public and execute any of the foregoing resolutions, granting whatever private or public documents may be necessary for such purposes, with express authorization likewise to grant all such deeds of clarification or correction as needed for the exercise of the powers conferred hereunder and, where applicable, for registration of the same with the relevant domestic or international public registry.

FIFTH.-APPROVAL OF THE MINUTES

To approve the Minutes of the Board of Directors".

In witness hereof, I issue these Minutes with the approval of the Chairman of the Board of Directors, Mr. John Lynch, in Cordoba, on May 27, 2003.

Approval by,


The Chairman of the Board of Directors     The Vice-Secretary non-member of the
                                           Board of Directors



 /s/ John Lynch                             /s/ Nicholas Sierra Munoz
---------------------------                ---------------------------
Mr. John Lynch                             Mr. Nicolas Sierra Munoz

                                    ANNEX 2

                                   DOCUMENTS


1. The Indenture and/or the New Indenture between the Issuer (and, if applicable, any Co-issuer), each Guarantor and the Trustee.

2.   New Notes Guarantee on the terms set forth in the relevant Indenture.

3. Registration Rights Agreement among the Issuer (and, if applicable, any Co-issuer), each Guarantor and the Initial Purchaser(s).

4. Exchange Notes Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant Indenture.

5. Purchase Agreement among the Issuer (and, if applicable, any Co-issuer), each Guarantor and the Initial Purchaser(s).

6. Exchange Registration Statement by the Issuer (and, if applicable, any Co-issuer) and each Guarantor.

7. Shelf Registration Statement by the Issuer (and, if applicable, any Co-issuer) and each Guarantor.

8. Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Original Securities or the Exchange Securities.

9. Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various States of the United States.

10. Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

11. Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and Exchange Securities.

12. Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent of service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

13. Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and Exchange Securities.

14. Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

                           BURNS PHILP GUATEMALA S.A.

[TRANSLATION]

NUMBER TWO HUNDRED THIRTY NINE (239).- In the City of Guatemala, today, May twenty eight, of year two thousand and three, before me, Edgar Renato Cheng Tabarini, Notary Public, is present Ms. Lorena Barrios Pinzon, who is of twenty-seven years of age, single, Guatemalan, Notary Public and Attorney, with residence on this domicile, and whom I personally know; she is acting on behalf and representation of the entity "BURNS PHILP GUATEMALA, SOCIEDAD ANONIMA", and accredits the representation she exercises with: a) Notarial Certificate of her appointment as Vice President of the Board of Directors of the entity "Burns Philp Guatemala, Sociedad Anonima". Such Notarial Certificate was authorized by Notary Public Edgar Renato Cheng Tabarini on September twenty-four of year two thousand and two, and was recorded on the General Mercantile Registry of the Republic of Guatemala under number one hundred ninety seven thousand two hundred and fifteen (197215), page one hundred and thirty (130) of Book one hundred and twenty four (124) of Commercial Auxiliaries; b) Minute number eleven (11), of the General Regular -all present- Stockholders Meeting of the same entity, held on this country, on May eighteen, of year two thousand and three, and which was written on the Book of Record of Stockholders Meeting Minutes of the entity "Burns Philp Guatemala, Sociedad Anonima". This Book was authorized by the General Mercantile Registry of the Republic of Guatemala on November four of year two thousand and two, and authorized by the Tax Revenue Office on November four of year two thousand and two. On Sixth Clause, numeral eight of such Minute, Ms. Lorena Barrios Pinzon was authorized to grant this public instrument. I, Notary Public, attest: a) To have had before me the documentation related, and that such provides sufficient grounds to exercise this representation by Ms. Lorena Barrios Pinzon, and that in my opinion and in accordance with the law, it is sufficient for the execution hereof; that the appearing person affirmed to be of the general data set forth, and that she is in the free exercise of her civil rights; and c) That she, with the representation she is exercising, hereby grants a SPECIAL POWER OF ATTORNEY WITH REPRESENTATION, contained in the following clauses:

Representation in favor of the following persons: Thomas Degnan, Helen Golding, Allen Hugli, Greg Quirk, Philip West, George Petty, Herb Blum, Elizabeth Vuong, Justin Pelly, Melita Cottrell, Patrick Lowden and Tuyet Nguyen to represent, either jointly or severally, indistinctly, the entity "Burns Philp Guatemala, Sociedad Anonima", in all jurisdictions that they may be required, conferring to the Attorneys-in-fact the following special faculties set forth below: (A) Make, sign, execute, seal (in the case of a deed) and deliver the following document or documents and any document ancillary to any Document and execute any amendments (including by was of an amending agreement) post signing: (i) any Indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Trustee; (ii) Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant Indenture; (iii) Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (iv) Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture; (v) Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser; (vi) Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor;
(vii) Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (viii) Any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Additional Senior Subordinated Notes or Senior Notes, and the accompanying Additional Senior Subordinated Note Guarantees or Senior Note Guarantees (the ORIGINAL SECURITIES) or the Exchange Notes and the accompanying Exchange Note Guarantees (whether on a senior or senior subordinated basis) (the EXCHANGE SECURITIES); (ix) Any papers and documents including, but not

Original Securities or the Exchange Securities in various states of the United States; (x) Any agreements as may be necessary or advisable to effect the inclusion of the Original Securities and the Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) Any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities and the Exchange Securities; (xii) Any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby; (xiii) Any agreements as may be necessary or advisable to effect the appointment of the Trustee for the Original Securities and the Exchange Securities; (xiv) Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms). (B) Supplement, make alterations to and complete any blanks in any Document; and (C) Do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.
SECOND: The appearing person, with the representation she exercises, states her absolute agreement with the Special Power of Attorney with Representation, contained in the clauses set forth above. I, Notary Public, attest: That I thoroughly read the document to the grantor, who was well imposed of its contents, purposes, legal effects, and of the obligation of recordal of such public instrument. The appearing party ratifies, accepts and signs this document, together with the authorizing Notary Public. I attest of all statements contained herein.

/s/ L. Barrios Pinzon

[seal]

                          BURNS PHILP VENEZUELA, S.A.

[TRANSLATION]

                               POWER OF ATTORNEY

The undersigned, Ruben Eduardo Lujan, Venezuelan, of legal age, bearer of identity card No 11.861.570, acting in my capacity as Attorney-in-Fact of BURNS PHILP VENEZUELA, S.A., a corporation organized and existing under the laws of the Bolivarian Republic of Venezuela, registered with the Fifth Commercial Registry of the Judicial Circuit of the Capital District and State of Miranda on August 22, 2002, under No 23, Volume 694-A-Qto. (hereinafter referred to as the "Company"), and duly authorized herefor as evidenced by a minutes of the Shareholders' Meeting dated May 26, 2003, hereby declare: "On behalf of the Company I grant a special power of attorney, but as broad and sufficient as may be required by law, to Thomas Degnan, Australian citizen, of legal age, domiciled in Australia, bearer of passport number Z8024352; Helen Golding, Australian citizen, of legal age, domiciled in Australia, bearer of passport number L5654261; Allen Hugli, New Zealand citizen, of legal age, domiciled in Australia, bearer of passport number AA448681; Greg Quirk, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E6309682; Philip West, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E7011877; George Petty, US citizen, of legal age, domiciled in the United States of America, bearer of passport number 054972068; Herb Blum, US citizen, of legal age, domiciled in the United States of America, bearer of passport number 110695769; Elizabeth Vuong, Australian citizen, of legal age, domiciled in Australia, bearer of passport number L6453027; Justin Pelly, Australian citizen, of legal age, domiciled in Australia, bearer of passport number E6320246; and any person for the time being or from time to time holding the office of director or secretary in the Company (each one of them hereinafter referred to as the "Attorney-in-Fact"), so that they, acting jointly or severally, may make, sign, execute, seal (in the case of a deed) and deliver the following documents (each one of them hereinafter referred to as a "Document", and collectively referred to as the "Documents") and any document ancillary to any Document: (i) any indenture between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the trustee named therein; (ii) the Senior Subordinated Note Guarantee or Senior Note Guarantee on the terms set forth in the relevant indenture; (iii) the Registration Rights Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s);

(iv) the Exchange Note Guarantee (whether on a senior or senior subordinated basis) on the terms set forth in the relevant indenture; (v) the Purchase Agreement between Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor), each Guarantor and the Initial Purchaser(s); (vi) the Exchange Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (vii) the Shelf Registration Statement by Burns Philp Capital Pty Limited (and, if applicable, any co-issuer or co-obligor) and each Guarantor; (viii) any applications, declarations or other instruments necessary or advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with the Original Securities (whether on a senior or senior subordinated basis) or the Exchange Securities (whether on a senior or senior subordinated basis); (ix) any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or advisable to qualify or register for sale the Original Securities or the Exchange Securities in various states of the United States; (x) any agreements as may be necessary or advisable to effect the inclusion of the Original Securities (whether on a senior or senior subordinated basis) and the Exchange Securities (whether on a senior or senior subordinated basis) in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.; (xi) any agreements as may be necessary or advisable to effect the appointment of The Depository Trust Company as depositary with respect to the Original Securities (whether on a senior or senior subordinated basis) and the Exchange Securities (whether on a senior or senior subordinated basis); (xii) any agreements as may be necessary or advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby; (xiii) any agreements as may be necessary or advisable to effect the appointment of the trustee for the Original Securities (whether on a senior or senior subordinated basis) and the Exchange Securities (whether on a senior or senior subordinated basis); and (xiv) any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation, relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms); as well as execute any amendments (including by way of an amending agreement to any of such Documents), post signing; supplement, make alterations to and complete any blanks in any Documents; and do anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney-in-Fact, may be necessary, advisable or incidental to any transaction or dealing contemplated by any Document. Any one of the Attorneys-in-Fact may execute a Document or do anything (and that Document or thing will be valid) even if the Attorney-in-Fact is in any way: (i) interested in the Document or thing; or (ii) connected with a person who is in any way interested in the Document or thing. Any one of the Attorneys-in-Fact may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this power of attorney (other than the power of delegation herein conferred), and may replace such sub-attorney. The Company shall indemnify each Attorney-in-Fact against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney-in-Fact in connection with the exercise of any of the powers and authorities conferred by this power of attorney. The exercise by an Attorney-in-Fact of the powers and authorities conferred by this power of attorney does not involve any assumption by that Attorney-in-Fact, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing. Furthermore, the Company ratifies and agrees to ratify everything done or caused to be done by an Attorney-in-Fact under this power of attorney. This power of attorney terminates the previous power of attorney granted by the Company granted before the Seventeenth Notary Public of the Municipality of Libertador of the Capital District on May 9, 2003, under No. 35, Volume 50. This power of attorney is executed and deliver in the City of Caracas, Bolivarian Republic of Venezuela, on the date of its authentication before a Notary Public.


/s/ Ruben Eduardo Lujan
-----------------------
  Ruben Eduardo Lujan
   Attorney-in-Fact